                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number 811-21407
                                              -----------------------

                  Nuveen Diversified Dividend and Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: June 30, 2007
                                            ---------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

                                                              Semi-Annual Report
                                                                   JUNE 30, 2007


Nuveen Investments
CLOSED-END FUNDS

                                                     NUVEEN DIVERSIFIED
                                                     DIVIDEND AND
                                                     INCOME FUND
                                                     JDD

      High Current Income and Total Return from a
Portfolio of Dividend-Paying Common Stocks, REIT Stocks,
        Emerging Markets Debt, and Senior Loans

                                                         NUVEEN INVESTMENTS LOGO

                             Life is complex.

                                         Nuveen
                                            makes things
                                        e-simple.

                                        -----------------------------------

                                        It only takes a minute to sign up
                                        for e-Reports. Once enrolled,
                                        you'll receive an e-mail as soon as
                                        your Nuveen Investments Fund
                                        information is ready--no more
                                        waiting for delivery by regular
                                        mail. Just click on the link within
                                        the e-mail to see the report, and
                                        save it on your computer if you
                                        wish.

Free e-Reports right to your e-mail!

    www.investordelivery.com                OR        www.nuveen.com/accountaccess
    If you received your Nuveen Fund                  If you received your Nuveen Fund
    dividends and statements from your                dividends and statements directly from
    financial advisor or brokerage                    Nuveen.
    account.

                                                         NUVEEN INVESTMENTS LOGO

Chairman's
LETTER TO SHAREHOLDERS


(TIMOTHY
   SCHWERTFEGER
   PHOTO)                 Timothy R. Schwertfeger                 Chairman of the Board

Dear Shareholder:

Once again, I am pleased to report that over the six-month period covered by this report your Fund continued to provide you with attractive income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. We have accepted a buyout offer from a private equity investment firm. While this may affect the corporate structure of Nuveen Investments, it will have no impact on the investment objectives of the Fund, its portfolio management strategies or its dividend policies. We will provide you with additional information about this transaction as more details become available.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

(TIMOTHY SCHWERFEGER SIG)

Timothy R. Schwertfeger
Chairman of the Board
August 15, 2007

Portfolio Managers' COMMENTS

NUVEEN INVESTMENTS CLOSED-END FUNDS      JDD

NWQ Investment Management Company, LLC, ("NWQ") an affiliate of Nuveen Investments, invests its portion of the Fund's assets in dividend-paying common stocks. Jon Bosse, Chief Investment Officer of NWQ, leads the Fund's management team at that firm. He has more than 22 years of corporate finance and investment management experience.

Symphony Asset Management, LLC, ("Symphony") an affiliate of Nuveen Investments, invests its portion of the Fund's assets primarily in senior loans. The Symphony team is led by Gunther Stein and Lenny Mason, who have more than 25 years of combined investment management experience.

The real estate portion of the Fund is managed by a team at Security Capital Research & Management Incorporated ("SC-R&M"), a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R. Manno Jr. and Kenneth D. Statz, who each have more than 22 years experience in managing real estate investments, lead the team.

Wellington Management Company, LLP ("Wellington") invests its portion of the Fund's assets in emerging markets sovereign debt. James W. Valone, who has more than 18 years of investment management experience, heads the team.

Here representatives from NWQ, Symphony, Security Capital, and Wellington and talk about the markets, their management strategies and the performance of the Fund for the six-month period ending June 30, 2007.

WHAT WAS YOUR STRATEGY IN MANAGING THE FUND DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2007?

For the equity portion of the Fund's portfolio, we continued to employ an opportunistic, bottom-up strategy that focuses on identifying undervalued companies that possess favorable risk/reward characteristics as well as emerging catalysts that can unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. We also focused on downside protection, and paid a great deal of attention to a company's balance sheet and cash flow statement, not just the income statement. We believe that cash flow analysis offers a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise shareholders of such changes.

During the period, we established a position in GlaxoSmithKline PLC, and added to our stakes in several existing holdings on price weakness, particularly in the financial sector.

Conversely, we eliminated Vodafone Group PLC based on valuation, and trimmed several other positions on similar concerns.

During the period we continued to manage the senior corporate loans and other debt instruments portion of the portfolio using fundamental analysis to select loans that we believed offered strong asset coverage and attractive risk adjusted returns. We positioned the portfolio in a defensive manner, avoiding companies with aggressive capital structures or companies with weak credit profiles. We passed on the wave of covenant light loans that came to market during the first half of the year unless we strongly believed in the fundamentals of the business. We continued to avoid second lien loans which generally lack strong recovery and liquidity characteristics.

In managing the real estate (REIT) portion of the portfolio, SC-R&M sought to maintain significant property type and geographic diversification while taking into account company credit quality, sector, and security-type allocations. Investment decisions were based on a multi-layered analysis of the company, the real estate it owns, its management, and the relative price of the security, with a focus on securities that we believe will be best positioned to generate sustainable income and potential price appreciation over the long-run. Throughout 2007, the portfolio continued to emphasize companies and property types associated with shorter lease terms (e.g. multifamily, storage, etc.) and underweight more defensive, bond-like companies and property types typically reflecting longer lease terms (e.g. malls and shopping centers). Across all real estate sectors, SC-R&M favored companies with properties located in the strongest markets. These "high barrier to entry" markets are defined by constraints that limit new construction, a quality that over the long-term has the potential to provide superior value enhancement and a real inflation hedge.

During the period we sought to add value in the emerging markets sovereign debt sleeve of the portfolio by identifying countries and securities with attractive risk and return profiles. In Latin America, Argentina remained our biggest overweight. We scaled back some of our local market exposure to Brazil on what we believe to be a temporary worsening of the inflation outlook. We remained underweight in Ecuador as the government continues to signal an eagerness to restructure the debt in the medium term and we were overweight in Venezuela following the spread widening that occurred in reaction to the country's announcement that it was ending relations with the International Monetary Fund
(IMF). We were also overweight in Russia as the country continues to benefit from high and rising oil prices and a strong macroeconomic management. Finally, we were underweight in Turkey's external debt as presidential and parliamentary elections to be held later this year have increased uncertainty in the region. In Asia, we increased our exposure to Indonesia's local markets where inflation trends have been positive and the central bank is likely to lower interest rates.

HOW DID THE FUND PERFORM OVER THE SIX-MONTH PERIOD?

Fund performance results, as well as the performance of a comparative benchmark, are presented in the accompanying table.

Cumulative Total Returns on Net Asset Value
For the six months ended 6-30-07

JDD                                                             0.03%
Comparative Benchmark(1)                                        1.50%


--------------------------------------------------------------------------------
  Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.
Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares. For additional information please see the Performance Overview page in this report.
--------------------------------------------------------------------------------


As indicated in the accompanying table, the Fund underperformed its benchmark for the six-months ending June 30, 2007.

The equity portfolio had several positions that performed particularly well over the period. Ongoing consolidation, as well as persistent takeover speculation, contributed to the upward momentum (and volatility) of metal and mining stocks during the period. Our investments in Alumina Limited, POSCO and Rio Tinto PLC benefited from this speculation on anticipation that they too would receive takeover bids. Our investment in Fannie Mae rose due to a friendlier political environment, improving fundamentals, and a strong possibility the company could be current in its financial accounting restatements in early 2008.

In the senior loan component of the portfolio one security that positively impacted the Fund's performance during the six-month period was the Fund's Federal Mogul Corporation term loan position. The Federal Mogul Corporation term loan traded up during the period due to the expectation that the company will emerge out of bankruptcy soon. Successful restructuring efforts and financial results show progress on the company's Chapter 11 emergence. Our positions in Amsted Industries, a diversified manufacturer of industrial components, and media company Metro-Goldwyn-Mayer (MGM) also benefited performance.

The Fund's strong representation in stock of real estate companies that were subject to merger and acquisition activities in the period was a major beneficial factor for the period. Specifically, four companies (Archstone-Smith Trust, Equity Office Properties Trust, New Plan Excel Realty Trust and Reckson Associates Realty) were acquired during the period by third parties at significant premiums to trading values prior to the announced deals. Our focus on owning companies that own high quality commercial real estate with strong forward prospects for cash flow growth proved highly attractive to privately funded commercial real estate investors.

--------------------------------------------------------------------------------
1 Comparative benchmark performance is a blended return consisting of: 1) 18.75% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to book ratios and lower forecasted growth values, 2) 6.25% of the return of the MSCI EAFE ex-Japan Value
        Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe,
   Asia and the Far East, excluding Japan, 3) 25% of the return of the Dow Jones
                     Wilshire Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 4) 25% of the return of the JP Morgan EMBI Global Diversified Index, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi sovereign entities, and 5) 25% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.
--------------------------------------------------------------------------------


The emerging market debt component of the portfolio benefited from credit curve positioning in Argentina, and Venezuela, and from local market exposure in Brazil, Colombia, Indonesia, and Turkey. The Fund also benefited from positive security selection in Russia.

The Fund had several positions that constrained performance over this reporting period. In the equity portion of the Fund, financial stocks faced some headwinds on concerns about slower economic growth and lending troubles in the subprime mortgage industry. Specifically, lax underwriting standards during 2006 created a sizable increase in the number of delinquencies and credit losses in many subprime portfolios. As the value of subprime loans decreased in the secondary market, their value as collateral for funding also declined, causing margin calls and liquidity issues for their lenders. To date, the stresses of higher delinquencies and credit losses have been minimal in the prime lending area where the underwriting standards are a lot more stringent. Nonetheless, our mortgage origination holding IndyMac Bancorp, Inc. declined as subprime concerns cast a dark cloud over the entire industry.

Our investment in hybrid mortgage REIT, American Home Mortgage Investment Corp., suffered a decline as increased loan repurchase requests due to early payment defaults resulted in weak gain-on-sale margins. Our large capitalization bank holdings Bank of America Corporation, Citigroup Inc., JPMorgan Chase, and Wachovia Corporation underperformed due to credit quality concerns and margin pressures given the flat yield curve. Motorola Inc. declined as the company continues to encounter weakness in its high-end 3G phones, as well as aggressive price competition in emerging markets.

The senior loan portion of the portfolio had several positions that had a negative impact on overall performance. In particular, detractors were; Hospital Corp. of America (HCA), HanesBrands, a global consumer goods company, and Sungard Data Systems Inc., a global leader in software and processing solutions.

While on the whole, the real estate component of the portfolio produced attractive positive returns, the Fund's investments in the storage and health care industries were particularly poor performers in the period. Investor concern over a potential decline in fundamentals in the storage industry due to turmoil in the single family housing markets we believe are overblown. Surprisingly in a volatile REIT pricing period, the usually defensive health care REITs also performed poorly in the period. Investor concern over rising interest rates and the potential for lower investment spreads on new acquisitions seemed to cause selling pressure in these securities. We believe the long-term growth in the percentage of the U.S. population over the age of 80 years old bodes very well for the owners of high quality housing designed for the aging baby boomers.

In its emerging markets sovereign debt sleeve, negative performance was primarily due to an underweighting to Ecuador prior to its removal from the portfolio. Additionally, an underweighting to Turkey's external debt in the second quarter was another moderate negative for the portfolio.

Distribution and Share Price
                                                                     INFORMATION

We are providing you with information regarding your Fund's distributions. This information is as of June 30, 2007, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes. On March 1, 2007, Nuveen Investments announced that JDD would be moving from a monthly to a quarterly distribution schedule. JDD's last monthly distribution was paid on April 2, 2007, and its first quarterly distribution was paid on July 2, 2007.

In addition to owning preferred stocks, the Fund has issued its own preferred shares, called FundPreferred(TM). FundPreferred provides a degree of financial leverage that can enhance the Fund's returns and supplement the income available to pay common shareholder distributions, but also can increase share price volatility. This leveraging strategy provided incremental income and helped enhance shareholder distributions over this reporting period.

The Fund has a managed distribution program. The goal of a managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

- The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

- Actual returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

- Each distributions is expected to be paid from some or all of the following sources:

  - net investment income (regular interest and dividends),

  - realized capital gains, and

  - unrealized gains, or, in certain cases, a return of principal (non-taxable distributions)

- A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

- Because distribution source estimates are updated during the year, based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), these estimates may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund's distributions and total return performance for the six months ended June 30, 2007. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period was sufficient to meet the Fund's distributions.

-----------------------------------------------------------------------------
As of 6/30/07                                                          JDD
-----------------------------------------------------------------------------
 Inception date                                                       9/25/03
 Six months ended 6/30/07:
   Per share distribution:
   From net investment income                                           $0.43
   From realized capital gains                                           0.34
   From return of capital                                                  --
                                                                     --------
 Total per share distribution                                           $0.77
                                                                     ========
 Distribution rate on NAV                                               4.11%
 Cumulative six-month total return on NAV                               0.03%
 Annualized one-year total return on NAV                               14.27%
 Annualized since inception total return on NAV                        15.91%
-----------------------------------------------------------------------------

As of June 30, 2007, the Fund was trading at a 0.11% premium to its net asset value. Over the course of the six-month reporting period, the Fund traded at an average premium of 0.54%.

       JDD                             Nuveen Diversified
       PERFORMANCE                     Dividend and
       OVERVIEW                        Income Fund
                                              as of 6-30-07

PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)
     (PORTFOLIO ALLOCATION PIE CHART)

Real Estate Investment Trust Common Stocks                                       26.1
Common Stocks                                                                    25.7
Emerging Markets Debt and Foreign Corporate Bonds                                23.2
Variable Rate Senior Loan Interests                                              22.6
Short-Term Investments                                                            1.6
Corporate Bonds                                                                   0.8

2006-2007 DISTRIBUTIONS PER SHARE(2)
     (MONTHLY DISTRIBUTIONS BAR CHART)

Jul                                                                             0.1100
Aug                                                                             0.1100
Sep                                                                             0.1175
Oct                                                                             0.1175
Nov                                                                             0.1175
Dec                                                                             0.1250
Jan                                                                             0.1250
Feb                                                                             0.1250
Mar                                                                             0.1250
Jun                                                                             0.3880

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (SHARE PRICE CHART)

7/3/06                                                                           16.85
------                                                                           -----
                                                                                17.2900
                                                                                16.7000
                                                                                17.1400
                                                                                17.1200
                                                                                17.5100
                                                                                17.5700
                                                                                17.6300
                                                                                17.4600
                                                                                18.6500
                                                                                18.0000
                                                                                18.3500
                                                                                18.2200
                                                                                18.3400
                                                                                19.2600
                                                                                19.2000
                                                                                19.1100
                                                                                19.3300
                                                                                19.6500
                                                                                19.1800
                                                                                18.9600
                                                                                19.7100
                                                                                20.3000
                                                                                19.9900
                                                                                19.9500
                                                                                20.7800
                                                                                20.3600
                                                                                20.0101
                                                                                20.1300
                                                                                19.9500
                                                                                20.2100
                                                                                20.6500
                                                                                20.1400
                                                                                20.1100
                                                                                20.0300
                                                                                18.1600
                                                                                19.1800
                                                                                19.1800
                                                                                20.0600
                                                                                20.1100
                                                                                19.7200
                                                                                19.5100
                                                                                19.2000
                                                                                19.1300
                                                                                19.0400
                                                                                19.1900
                                                                                18.7800
                                                                                18.8100
                                                                                19.3300
                                                                                19.1100
                                                                                18.7600
                                                                                18.3500
6/30/07                                                                         18.4900


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Common Share Price                                                             $18.49
-------------------------------------------------------------------------------------
Common Share Net Asset Value                                                   $18.47
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                       0.11%
-------------------------------------------------------------------------------------
Current Distribution Rate(1)                                                    8.39%
-------------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                         $372,730
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/03)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
6-Month (Cumulative)                                              -8.48%        0.03%

-------------------------------------------------------------------------------------
1-Year                                                            18.24%       14.27%

-------------------------------------------------------------------------------------
Since
Inception                                                         14.93%       15.91%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------------------------
Real Estate Investment Trust                                                    26.1%
-------------------------------------------------------------------------------------
Emerging Markets Debt                                                           23.2%
-------------------------------------------------------------------------------------
Media                                                                            5.9%
-------------------------------------------------------------------------------------
Diversified Telecommunication Services                                           3.2%
-------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                      2.8%
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                                    2.3%
-------------------------------------------------------------------------------------
Insurance                                                                        2.2%
-------------------------------------------------------------------------------------
Aerospace & Defense                                                              2.2%
-------------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                       1.9%
-------------------------------------------------------------------------------------
Health Care Providers & Services                                                 1.8%
-------------------------------------------------------------------------------------
Chemicals                                                                        1.7%
-------------------------------------------------------------------------------------
Commercial Banks                                                                 1.5%
-------------------------------------------------------------------------------------
Containers & Packaging                                                           1.5%
-------------------------------------------------------------------------------------
Paper & Forest Products                                                          1.5%
-------------------------------------------------------------------------------------
Commercial Services & Supplies                                                   1.5%
-------------------------------------------------------------------------------------
Metals & Mining                                                                  1.5%
-------------------------------------------------------------------------------------
Other                                                                           19.2%
-------------------------------------------------------------------------------------


REAL ESTATE INVESTMENT TRUST
TOP FIVE SUB-INDUSTRIES
(as a % of total investments)

------------------------------------------------------------------------------------
Specialized                                                                     8.9%
------------------------------------------------------------------------------------
Office                                                                          5.4%
------------------------------------------------------------------------------------
Retail                                                                          5.3%
------------------------------------------------------------------------------------
Residential                                                                     4.0%
------------------------------------------------------------------------------------
Industrial                                                                      2.1%
------------------------------------------------------------------------------------


EMERGING MARKETS DEBT
AND FOREIGN CORPORATE BONDS
TOP FIVE COUNTRIES
(as a % of total investments)

------------------------------------------------------------------------------------
Russian Federation                                                              2.5%
------------------------------------------------------------------------------------
Argentina                                                                       2.0%
------------------------------------------------------------------------------------
Brazil                                                                          1.7%
------------------------------------------------------------------------------------
Indonesia                                                                       1.1%
------------------------------------------------------------------------------------
Mexico                                                                          1.1%
------------------------------------------------------------------------------------




1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

2 Effective March 1, 2007, the Fund changed from a monthly distribution to a quarterly distribution schedule. The Fund's last monthly distribution was declared March 1, 2007, and paid on April 2, 2007. The Fund's first quarterly distribution was declared June 1, 2007,and paid on July 2, 2007.

                      SHAREHOLDER MEETING REPORT
                      The shareholder meeting was held in the offices of Nuveen
                      Investments on April 4, 2007.

-------------------------------------------------------------------------------------------
   APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                 Common and
                                                                  Preferred       Preferred
                                                              shares voting   shares voting
                                                                   together        together
                                                                 as a class      as a class
-------------------------------------------------------------------------------------------
Robert P. Bremner
    For                                                        19,145,257                --
    Withhold                                                      119,711                --
-------------------------------------------------------------------------------------------
   Total                                                       19,264,968                --
-------------------------------------------------------------------------------------------
Lawrence H. Brown(1)
    For                                                        19,134,251                --
    Withhold                                                      130,717                --
-------------------------------------------------------------------------------------------
   Total                                                       19,264,968                --
-------------------------------------------------------------------------------------------
Jack B. Evans
    For                                                        19,144,274                --
    Withhold                                                      120,694                --
-------------------------------------------------------------------------------------------
   Total                                                       19,264,968                --
-------------------------------------------------------------------------------------------
William C. Hunter
    For                                                        19,142,166                --
    Withhold                                                      122,802                --
-------------------------------------------------------------------------------------------
   Total                                                       19,264,968                --
-------------------------------------------------------------------------------------------
William J. Schneider
    For                                                                --             4,448
    Withhold                                                           --                38
-------------------------------------------------------------------------------------------
   Total                                                               --             4,486
-------------------------------------------------------------------------------------------
Timothy R. Schwertfeger
    For                                                                --             4,449
    Withhold                                                           --                37
-------------------------------------------------------------------------------------------
   Total                                                               --             4,486
-------------------------------------------------------------------------------------------
Judith M. Stockdale
    For                                                        19,138,824                --
    Withhold                                                      126,144                --
-------------------------------------------------------------------------------------------
   Total                                                       19,264,968                --
-------------------------------------------------------------------------------------------
Carole E. Stone
    For                                                        19,140,052                --
    Withhold                                                      124,916                --
-------------------------------------------------------------------------------------------
   Total                                                       19,264,968                --
-------------------------------------------------------------------------------------------
Eugene S. Sunshine(2)
    For                                                        19,148,044                --
    Withhold                                                      116,924                --
-------------------------------------------------------------------------------------------
   Total                                                       19,264,968                --
-------------------------------------------------------------------------------------------

(1) Mr. Lawrence H. Brown retired from the Board of Trustees on July 1, 2007.

(2) Mr. Eugene S. Sunshine resigned from the Board of Trustees on July 31, 2007.

         JDD
          Nuveen Diversified Dividend and Income Fund
          Portfolio of INVESTMENTS
                                               as of 6-30-07 (Unaudited)

    SHARES      DESCRIPTION (1)                                                                                     VALUE
-------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS - 37.2% (25.7% OF TOTAL INVESTMENTS)
                AEROSPACE & DEFENSE - 2.1%
    32,600      Lockheed Martin Corporation                                                                $    3,068,638
    85,000      Raytheon Company                                                                                4,580,650
-------------------------------------------------------------------------------------------------------------------------
                Total Aerospace & Defense                                                                       7,649,288
                ---------------------------------------------------------------------------------------------------------
                CAPITAL MARKETS - 1.3%
   100,000      JPMorgan Chase & Co.                                                                            4,845,000
-------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 2.2%
   100,000      Bank of America Corporation                                                                     4,889,000
    65,000      Wachovia Corporation                                                                            3,331,250
-------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                          8,220,250
                ---------------------------------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES - 1.3%
   105,000      Pitney Bowes Inc.                                                                               4,916,100
-------------------------------------------------------------------------------------------------------------------------
                COMMUNICATIONS EQUIPMENT - 0.6%
   131,000      Motorola, Inc.                                                                                  2,318,700
-------------------------------------------------------------------------------------------------------------------------
                CONTAINERS & PACKAGING - 1.0%
   146,300      Packaging Corp. of America                                                                      3,702,853
-------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 1.8%
   132,000      Citigroup Inc.                                                                                  6,770,280
-------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 3.1%
   109,500      AT&T Inc.                                                                                       4,544,250
    90,000      KT Corporation, Sponsored ADR                                                                   2,111,400
    52,500      Telecom Italia S.p.A., Sponsored ADR                                                            1,441,650
    87,000      Verizon Communications Inc.                                                                     3,581,790
-------------------------------------------------------------------------------------------------------------------------
                Total Diversified Telecommunication                                                            11,679,090
                 Services
                ---------------------------------------------------------------------------------------------------------
                ELECTRIC UTILITIES - 1.2%
    32,200      EDP -- Energias de Portugal, S.A., Sponsored ADR                                                1,774,220
   118,000      Korea Electric Power Corporation, Sponsored ADR                                                 2,584,200
-------------------------------------------------------------------------------------------------------------------------
                Total Electric Utilities                                                                        4,358,420
                ---------------------------------------------------------------------------------------------------------
                FOOD PRODUCTS - 0.3%
    39,722      Kraft Foods Inc.                                                                                1,400,201
-------------------------------------------------------------------------------------------------------------------------
                HOUSEHOLD DURABLES - 0.9%
   112,000      Newell Rubbermaid Inc.                                                                          3,296,160
-------------------------------------------------------------------------------------------------------------------------
                HOUSEHOLD PRODUCTS - 1.3%
    73,000      Kimberly-Clark Corporation                                                                      4,882,970
-------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL CONGLOMERATES - 0.9%
    85,000      General Electric Company                                                                        3,253,800
-------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 2.9%
   100,800      Aon Corporation                                                                                 4,295,088
    65,400      Hartford Financial Services Group, Inc.                                                         6,442,554
-------------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                                10,737,642
                ---------------------------------------------------------------------------------------------------------
                MACHINERY - 0.9%
    45,000      Caterpillar Inc.                                                                                3,523,500
-------------------------------------------------------------------------------------------------------------------------
                MEDIA - 1.7%
    55,000      CBS Corporation, Class B                                                                        1,832,600
   118,300      Clear Channel Communications, Inc.                                                              4,474,106
-------------------------------------------------------------------------------------------------------------------------
                Total Media                                                                                     6,306,706
                ---------------------------------------------------------------------------------------------------------

    SHARES      DESCRIPTION (1)                                                                                     VALUE
-------------------------------------------------------------------------------------------------------------------------
                METALS & MINING - 1.7%
    59,900      Alumina Limited, Sponsored ADR                                                             $    1,590,345
    12,800      POSCO, ADR                                                                                      1,536,000
    10,000      Rio Tinto PLC, Sponsored ADR                                                                    3,061,200
-------------------------------------------------------------------------------------------------------------------------
                Total Metals & Mining                                                                           6,187,545
                ---------------------------------------------------------------------------------------------------------
                MULTI-UTILITIES - 0.6%
    82,800      United Utilities PLC, Sponsored ADR                                                             2,334,960
-------------------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 3.6%
    33,000      Chevron Texaco Corporation                                                                      2,779,920
    50,000      ConocoPhillips                                                                                  3,925,000
    57,500      Eni S.p.A., Sponsored ADR                                                                       4,160,125
    30,000      Total SA, Sponsored ADR                                                                         2,429,400
-------------------------------------------------------------------------------------------------------------------------
                Total Oil, Gas & Consumable Fuels                                                              13,294,445
                ---------------------------------------------------------------------------------------------------------
                PAPER & FOREST PRODUCTS - 1.6%
   105,500      International Paper Company                                                                     4,119,775
    97,000      Stora Enso Oyj, Sponsored ADR                                                                   1,816,810
-------------------------------------------------------------------------------------------------------------------------
                Total Paper & Forest Products                                                                   5,936,585
                ---------------------------------------------------------------------------------------------------------
                PHARMACEUTICALS - 1.3%
    60,000      GlaxoSmithKline PLC, ADR                                                                        3,142,200
    71,000      Pfizer Inc.                                                                                     1,815,470
-------------------------------------------------------------------------------------------------------------------------
                Total Pharmaceuticals                                                                           4,957,670
                ---------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 2.8%
    95,000      Federal National Mortgage Association                                                           6,206,350
   141,000      IndyMac Bancorp, Inc.                                                                           4,112,970
-------------------------------------------------------------------------------------------------------------------------
                Total Thrifts & Mortgage Finance                                                               10,319,320
                ---------------------------------------------------------------------------------------------------------
                TOBACCO - 2.1%
    57,400      Altria Group, Inc.                                                                              4,026,036
    47,000      Loews Corp -- Carolina Group                                                                    3,631,691
-------------------------------------------------------------------------------------------------------------------------
                Total Tobacco                                                                                   7,657,727
                ---------------------------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS (COST $100,220,117)                                                       138,549,212
                =========================================================================================================
    SHARES      DESCRIPTION (1)                                                                                     VALUE
-------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE INVESTMENT TRUST COMMON STOCKS - 37.7% (26.1% OF TOTAL INVESTMENTS)
                INDUSTRIAL - 3.0%
   556,400      DCT Industrial Trust Inc.                                                                  $    5,986,864
   136,000      First Industrial Realty Trust, Inc.                                                             5,271,360
-------------------------------------------------------------------------------------------------------------------------
                Total Industrial                                                                               11,258,224
                ---------------------------------------------------------------------------------------------------------
                MORTGAGE - 0.6%
   130,000      American Home Mortgage Investment Corp.                                                         2,389,400
                 (5)
-------------------------------------------------------------------------------------------------------------------------
                OFFICE - 7.9%
   200,300      Brandywine Realty Trust                                                                         5,724,574
   435,600      HRPT Properties Trust                                                                           4,530,240
   158,900      Mack-Cali Realty Corporation                                                                    6,910,559
   146,800      Maguire Properties, Inc.                                                                        5,039,644
   416,000      Republic Property Trust                                                                         5,096,000
    15,986      SL Green Realty Corporation                                                                     1,980,506
-------------------------------------------------------------------------------------------------------------------------
                Total Office                                                                                   29,281,523
                ---------------------------------------------------------------------------------------------------------
                RESIDENTIAL - 5.7%
    43,600      Apartment Investment & Management Company, Class A                                              2,198,312
    57,500      AvalonBay Communities, Inc.                                                                     6,835,598
   107,200      Camden Property Trust                                                                           7,179,182
    99,100      Post Properties, Inc.                                                                           5,166,083
-------------------------------------------------------------------------------------------------------------------------
                Total Residential                                                                              21,379,175
                ---------------------------------------------------------------------------------------------------------
                RETAIL - 7.7%
   252,900      Cedar Shopping Centers Inc.                                                                     3,629,115
    73,500      Federal Realty Investment Trust                                                                 5,678,610
   221,000      Kite Realty Group Trust                                                                         4,203,420

         JDD
        Nuveen Diversified Dividend and Income Fund (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

    SHARES      DESCRIPTION (1)                                                                                               VALUE
------------------------------------------------------------------------------------------------------        ---------  ----------
                RETAIL (continued)
    64,900      Macerich Company                                                                                     $    5,349,058
    70,800      Simon Property Group, Inc.                                                                                6,587,232
    77,200      Weingarten Realty Investors Trust                                                                         3,172,920
------------------------------------------------------------------------------------------------------          -------------------
                Total Retail                                                                                             28,620,355
                --------------------------------------------------------------------------------------          -------------------
                SPECIALIZED - 12.8%
   566,700      Ashford Hospitality Trust Inc.                                                                            6,664,392
   130,500      Cogdell Spencer Inc.                                                                                      2,686,995
   473,300      DiamondRock Hospitality Company                                                                           9,030,562
   347,300      Extra Space Storage Inc.                                                                                  5,730,450
   169,500      Health Care Property Investors Inc.                                                                       4,903,635
    37,174      Public Storage, Inc.                                                                                      2,855,707
   355,000      Senior Housing Properties Trust                                                                           7,224,248
   121,400      U-Store-It Trust                                                                                          1,989,746
   185,600      Ventas Inc.                                                                                               6,728,000
------------------------------------------------------------------------------------------------------          -------------------
                Total Specialized                                                                                        47,813,735
                --------------------------------------------------------------------------------------          -------------------
                TOTAL REAL ESTATE INVESTMENT TRUST COMMON STOCKS (COST $119,061,655)                                    140,742,412
                ======================================================================================        ========  ===========
                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)      DESCRIPTION (1)                                       COUPON   MATURITY (3)  RATINGS (2)                    VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  VARIABLE RATE SENIOR LOAN INTERESTS - 32.7% (22.6% OF TOTAL INVESTMENTS) (4)
                  AEROSPACE & DEFENSE - 1.1%
 $    1,965       Hexcel Corporation, Term Loan B                               7.108%      3/01/12            BB+   $    1,970,404
      1,602       Vought Aircraft Industries, Inc., Term Loan                   7.830%     12/22/11            Ba2        1,613,057
        364       Vought Aircraft Industries, Inc.,                             7.822%     12/22/10            Ba2          365,909
                   Tranche B, Letter of Credit
-----------------------------------------------------------------------------------------------------------------------------------
      3,931       Total Aerospace & Defense                                                                               3,949,370
-----------------------------------------------------------------------------------------------------------------------------------
                  AUTO COMPONENTS - 1.3%
      2,500       Federal Mogul Corporation, Term Loan A (5)                    7.570%      2/24/04            N/R        2,492,969
        500       Gen Tek Inc., Term Loan B                                     7.320%      2/28/11            BB-          501,875
      1,860       Gen Tek Inc., Term Loan                                       7.354%     12/28/11            BB-        1,866,511
-----------------------------------------------------------------------------------------------------------------------------------
      4,860       Total Auto Components                                                                                   4,861,355
-----------------------------------------------------------------------------------------------------------------------------------
                  BUILDING PRODUCTS - 1.5%
      1,590       Armstrong World Industries, Term Loan                         7.070%     10/02/13           BBB-        1,596,708
      1,945       Nortek, Inc., Term Loan B                                     7.610%      8/27/11            Ba2        1,943,541
        979       Stile Acquisition Corporation, Canadian Term Loan             7.350%      4/05/13             BB          952,280
        981       Stile Acquisition Corporation, Term Loan B                    7.350%      4/05/13             BB          953,902
-----------------------------------------------------------------------------------------------------------------------------------
      5,495       Total Building Products                                                                                 5,446,431
-----------------------------------------------------------------------------------------------------------------------------------
                  CHEMICALS - 2.5%
        400       Celanese Corporation, Credit Linked Deposit                   5.320%      4/02/14             BB          401,250
      1,600       Celanese Corporation, Term Loan B                             7.099%      4/02/14             BB        1,605,000
      1,243       Georgia Gulf Corporation, Term Loan B                         7.820%     10/03/13             BB        1,253,040
      1,990       Hexion Specialty Chemicals, Inc., Term Loan C4                7.625%      5/05/13            Ba3        1,998,581
      1,985       Lyondell Citgo Refining LP, Term Loan                         6.856%      8/16/13            BB+        1,986,861
      1,960       Rockwood Specialties Group, Inc., Term Loan E                 7.105%      7/30/12             BB        1,971,393
-----------------------------------------------------------------------------------------------------------------------------------
      9,178       Total Chemicals                                                                                         9,216,125
-----------------------------------------------------------------------------------------------------------------------------------
                  COMMERCIAL SERVICES & SUPPLIES - 0.8%
        132       Aramark Corporation, Letter of Credit                         5.360%      1/26/14            BB-          131,945
      1,685       Aramark Corporation, Term Loan                                7.360%      1/26/14            BB-        1,687,907
      1,108       Berry Plastics Holding Corporation, Term Loan                 7.355%      4/03/15            BB-        1,103,330
-----------------------------------------------------------------------------------------------------------------------------------
      2,925       Total Commercial Services & Supplies                                                                    2,923,182
-----------------------------------------------------------------------------------------------------------------------------------
                  CONTAINERS & PACKAGING - 1.2%
      2,844       Graham Packaging Company, L.P., Term Loan B                   7.625%      2/14/10             B+        2,857,538
        175       Smurfit-Stone Container Corporation,                          7.475%     11/01/11            Ba2          175,662
                   Deposit-Funded Commitment
        690       Smurfit-Stone Container Corporation, Term Loan B              7.375%     11/01/11            Ba2          694,349
        420       Smurfit-Stone Container Corporation, Term Loan C              7.375%     11/01/11            Ba2          422,476
        132       Smurfit-Stone Container Corporation, Tranche C-1              7.375%     11/01/11            Ba2          132,583

-----------------------------------------------------------------------------------------------------------------------------------
      4,261       Total Containers & Packaging                                                                            4,282,608
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                WEIGHTED
   PRINCIPAL                                                                     AVERAGE
AMOUNT (000)      DESCRIPTION (1)                                                 COUPON  MATURITY (3)  RATINGS (2)           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  DIVERSIFIED CONSUMER SERVICES - 0.6%
 $    1,995       Weight Watchers International Inc., Term Loan B                 6.875%     1/26/14           BB+    $   2,004,975
-----------------------------------------------------------------------------------------------------------------------------------
                  DIVERSIFIED TELECOMMUNICATION SERVICES - 1.5%
      1,000       Cequel Communications LLC., Term Loan B                         7.351%    11/05/13            B+          996,478
      1,965       Intelsat Limited, Term Loan                                     7.349%     7/01/13           Ba2        1,972,494
      1,985       MetroPCS Inc., Term Loan                                        7.625%    11/03/13           Ba3        1,993,436
        475       Verifone Inc., Term Loan B                                      7.110%    10/31/13            BB          477,375
-----------------------------------------------------------------------------------------------------------------------------------
      5,425       Total Diversified Telecommunication Services                                                            5,439,783
-----------------------------------------------------------------------------------------------------------------------------------
                  ELECTRIC UTILITIES - 0.5%
      1,702       Dynegy, Inc., Letter of Credit                                  6.820%     4/02/13           Ba1        1,694,681
        298       Dynegy Holdings Inc., Term Loan                                 6.820%     4/02/13           Ba1          296,569
-----------------------------------------------------------------------------------------------------------------------------------
      2,000       Total Electric Utilities                                                                                1,991,250
-----------------------------------------------------------------------------------------------------------------------------------
                  ELECTRICAL EQUIPMENT - 0.4%
      1,496       Sensus Metering Systems Inc., Term Loan B-1                     7.367%    12/17/10            BB        1,503,130
        141       Sensus Metering Systems Inc., Term Loan B-2                     7.367%    12/17/10            BB          141,355
-----------------------------------------------------------------------------------------------------------------------------------
      1,637       Total Electrical Equipment                                                                              1,644,485
-----------------------------------------------------------------------------------------------------------------------------------
                  ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%
      2,000       Itron Inc., Term Loan                                           7.358%     4/18/14           Ba3        2,012,188
        990       Sensata Technologies B.V., Term Loan                            7.105%     4/27/13            BB          989,775
-----------------------------------------------------------------------------------------------------------------------------------
      2,990       Total Electronic Equipment & Instruments                                                                3,001,963
-----------------------------------------------------------------------------------------------------------------------------------
                  ENERGY EQUIPMENT & SERVICES - 0.5%
      2,000       Kinder Morgan, Inc., Term Loan                                  6.820%     5/30/14           Ba2        2,000,893
-----------------------------------------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS - 0.7%
      2,586       Michael Foods, Inc., Term Loan B                                7.361%    11/21/10           BB-        2,600,588
-----------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
        477       Kinteic Concepts, Inc., Term Loan B-2                           6.860%     8/11/10           BB+          478,086
-----------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE PROVIDERS & SERVICES - 2.6%
      1,265       Davita Inc., Term Loan B                                        6.852%    10/05/12           BB+        1,268,235
      1,990       HCA, Inc., Term Loan                                            7.610%    11/17/13            BB        2,001,077
      1,995       Health Management Associates, Term Loan                         7.110%     2/28/14           Ba2        1,999,251
      1,123       LifePoint Hospitals Holdings, Inc., Term Loan B                 6.985%     4/15/14            BB        1,120,656
      1,975       Quintiles Transnational Corporation, Loan B                     7.360%     3/31/13            BB        1,985,698
        242       United Surgical Partners International,                         8.250%     4/19/14           Ba3           71,295
                   Inc., Delayed Draw Term Loan (6)
      1,258       United Surgical Partners International, Inc., Term Loan         8.250%     4/19/14           Ba3        1,261,734
-----------------------------------------------------------------------------------------------------------------------------------
      9,848       Total Health Care Providers & Services                                                                  9,707,946
-----------------------------------------------------------------------------------------------------------------------------------
                  HOTELS, RESTAURANTS & LEISURE - 2.8%
      1,975       24 Hour Fitness Worldwide, Inc., Term Loan B                    7.850%     7/01/09           Ba3        1,990,223
      2,257       Burger King Corporation, Term Loan B                            6.875%     6/30/12           BB+        2,262,684
        122       CBRL Group, Inc., Delayed Draw, Term Loan B-2 (6)               3.795%     4/27/13            BB           61,034
        778       CBRL Group, Inc., Term Loan B-1                                 6.860%     4/27/13            BB          779,548
      1,965       Penn National Gaming, Inc., Term Loan B                         7.110%    10/03/12          BBB-        1,969,801
         89       TDS Investor Corp., Letter of Credit                            7.860%     8/23/13           BB-           89,734
        839       TDS Investor Corp., Term Loan                                   7.820%     8/23/13           BB-          844,170
        600       Venetian Casino Resort, LLC, Delayed Draw, Term Loan (6) (7)    0.750%     5/23/14            BB             (536)

      2,400       Venetian Casino Resort, LLC, Term Loan                          7.110%     5/23/14            BB        2,397,857
-----------------------------------------------------------------------------------------------------------------------------------
     11,025       Total Hotels, Restaurants & Leisure                                                                    10,394,515
-----------------------------------------------------------------------------------------------------------------------------------
                  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.5%
        750       KGen LLC, Letter of Credit                                      7.125%     2/05/14            BB          751,406
      1,244       KGen LLC, Term Loan B                                           7.125%     2/05/14            BB        1,246,082
-----------------------------------------------------------------------------------------------------------------------------------
      1,994       Total Independent Power Producers & Energy Traders                                                      1,997,488
-----------------------------------------------------------------------------------------------------------------------------------
                  INSURANCE - 0.3%
      1,174       Conseco, Inc., Term Loan                                        7.320%    10/10/13           BB-        1,177,697
-----------------------------------------------------------------------------------------------------------------------------------
                  IT SERVICES - 0.6%
      2,053       SunGard Data Systems Inc., Term Loan B                          7.356%     2/28/14            BB        2,063,652
---------------------------------------------------------------------------------------------------------------        ------------

         JDD
        Nuveen Diversified Dividend and Income Fund (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

                                                                              WEIGHTED
   PRINCIPAL                                                                   AVERAGE
AMOUNT (000)  DESCRIPTION (1)                                                   COUPON   MATURITY (3)   RATINGS (2)           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
              MEDIA - 6.9%
 $    1,980   Cablevision Systems Corporation, Incremental Term Loan            7.070%        3/29/13            BB  $    1,981,568
      2,200   Charter Communications Operating, LLC, Term Loan                  7.320%        3/06/14            B+       2,183,500
      2,000   Discovery Communications, Term Loan                               7.360%        5/14/14           N/R       2,010,938
      1,943   Emmis Communications Corporation, New Term Loan B                  7.360%      11/01/13            B+       1,954,338
      1,990   Idearc Inc., Term Loan                                            7.360%       11/17/14          BBB-       2,000,289
        983   Metro-Goldwyn-Mayer Studios, Inc., Term Loan B                    8.610%        4/08/12            B+         986,031
      1,985   Neilsen Finance LLC, Term Loan B                                  7.607%        8/09/13           Ba3       1,999,267
      1,704   R. H. Donnelley Inc., Tranche D                                   6.860%        6/30/11           Ba1       1,706,329
      2,000   Tribune Company, Term Loan B                                      8.375%        5/17/14           BB+       1,957,500
      1,000   Tribune Company, Term Loan X                                      7.875%        5/17/09           BB+       1,001,771
        121   Univision Communications Inc., Delayed Draw, Term Loan (6) (7)    1.000%        9/29/14           Ba3         (1,493)
      1,879   Univision Communications Inc., Term Loan                          7.605%        9/15/14           Ba3       1,855,975
      2,000   UPC Broadband Holding BV, Term Loan J2                            7.080%       12/31/14           Ba3       1,993,750
      1,928   WMG Acquisition Corp., Term Loan                                  7.359%        2/28/11           Ba2       1,935,868
      2,000   Yell Group, Term Loan                                             7.320%       10/27/12           Ba3       2,013,939
-----------------------------------------------------------------------------------------------------------------------------------
     25,713       Total Media                                                                                            25,579,570
-----------------------------------------------------------------------------------------------------------------------------------
                  METALS & MINING - 0.4%
        684       Amsted Industries Incorporated, Delayed Term Loan             7.360%        4/05/11            BB         686,949
        938       Amsted Industries Incorporated, Term Loan B                   7.351%        4/05/13            BB         941,708
-----------------------------------------------------------------------------------------------------------------------------------
      1,622       Total Metals & Mining                                                                                   1,628,657
-----------------------------------------------------------------------------------------------------------------------------------
                  MULTILINE RETAIL - 0.2%
        861       Neiman Marcus Group Inc., Term Loan                           7.358%        4/06/13           Ba3         864,727
-----------------------------------------------------------------------------------------------------------------------------------
                  MULTI-UTILITIES - 0.4%
        469       NRG Energy Inc., Credit-Linked Deposit                        7.010%        2/01/13           Ba1         467,251
        400       NRG Energy Inc., Delayed Draw, Term Loan (6) (7)              7.110%        2/01/13           Ba1          (2,500)
      1,129       NRG Energy Inc., Term Loan                                    7.110%        2/01/13           Ba1       1,125,500
-----------------------------------------------------------------------------------------------------------------------------------
      1,998       Total Multi-Utilities                                                                                   1,590,251
-----------------------------------------------------------------------------------------------------------------------------------
                  OIL, GAS & CONSUMABLE FUELS - 0.5%
        387       Targa Resources Inc., Synthetic Letter of Credit              5.235%       10/31/12            B+         389,335
      1,585       Targa Resources Inc., Term Loan B                             7.357%       10/31/12            B+       1,593,839
-----------------------------------------------------------------------------------------------------------------------------------
      1,972       Total Oil, Gas & Consumable Fuels                                                                       1,983,174
-----------------------------------------------------------------------------------------------------------------------------------
                  PAPER & FOREST PRODUCTS - 0.5%
      1,960       Georgia-Pacific Corporation, Term Loan B                       7.110%       12/20/10           BB+       1,966,651
-----------------------------------------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS - 0.6%
      1,995       Royalty Pharma, Term Loan                                      0.000%        4/16/13          Baa2       2,003,728
-----------------------------------------------------------------------------------------------------------------------------------
                  REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.4%
      1,500       LNR Property Corporation, Term Loan B                          8.110%        7/12/11            B+       1,503,214
-----------------------------------------------------------------------------------------------------------------------------------
                  ROAD & RAIL - 0.7%
        111       Hertz Corporation, Synthetic Term Loan                         5.360%       12/21/12           BB+         111,740
        621       Hertz Corporation, Term Loan B                                 7.101%       12/21/12           BB+         624,182
      2,000       Swift Transportation, Term Loan                                8.375%        5/10/14           BB-       1,978,928
-----------------------------------------------------------------------------------------------------------------------------------
      2,732       Total Road & Rail                                                                                        2,714,850
-----------------------------------------------------------------------------------------------------------------------------------
                  SEMICONDUCTORS & EQUIPMENT - 0.4%
      1,355       Advanced Micro Devices, Term Loan B                            7.360%       12/31/13           Ba2       1,354,074
-----------------------------------------------------------------------------------------------------------------------------------
                  SPECIALTY RETAIL - 0.4%
      1,500       TRU 2005 RE Holding Co., Term Loan                             8.320%        7/19/12            B3       1,508,555
-----------------------------------------------------------------------------------------------------------------------------------
                  TEXTILES, APPAREL & LUXURY GOODS - 0.5%
      1,852       HanesBrands Inc., Term Loan                                    7.105%        9/05/13            BB       1,859,825
-----------------------------------------------------------------------------------------------------------------------------------
                  TRADING COMPANIES & DISTRIBUTORS - 0.5%
      1,000       Ashtead Group Public Limited Company,                          7.125%        8/31/11           BB+       1,000,000
                   Term Loan B
        196       Brenntag Holding GmbH and Company KG,                          7.887%        1/20/14            B1         198,327
                   Acquisition Facility Term Loan
        804       Brenntag Holdings, Term Loan B2                                7.887%        1/20/14            B1         806,902
-----------------------------------------------------------------------------------------------------------------------------------
      2,000       Total Trading Companies & Distributors                                                                   2,005,229
-----------------------------------------------------------------------------------------------------------------------------------
 $  122,914       TOTAL VARIABLE RATE SENIOR LOAN                                                                        121,744,897
                   INTERESTS (COST $121,394,684)
====================================================================================================================================

      PRINCIPAL
AMOUNT (000) (8)      DESCRIPTION (1)                                                COUPON  MATURITY  RATINGS (2)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                      EMERGING MARKETS DEBT AND FOREIGN CORPORATE BONDS - 33.5% (23.2% OF TOTAL INVESTMENTS)
                      ARGENTINA - 2.8%
          420         Alto Parana SA                                                 6.375%   6/09/17        BBB+    $      421,050
          885         Argentine Beverages Financial Trust, 144A                      7.375%   3/22/12         N/R           893,850
          710         Argentina Republic                                             7.000%   4/17/17          B+           620,469
          106         Banco Central de la Republic Argentina, Treasury Bill (10)     0.000%   5/14/08          B+            31,401

          515         Banco Hipotecario, SA, 144A                                   11.250%   6/21/10         Ba1           518,614
          575         Banco Macro Misiones SA, 144A                                  9.750%  12/18/36          B2           577,875
        1,395ARS      Central Bank of Argentina                                      2.000%   2/04/18         N/R           666,113
          655         Compania de Transporte Energia, 144A                           8.875%  12/15/16           B           658,275
          555         Pan American Energy LLC, 144A                                  7.750%   2/09/12         BB-           561,938
          645         Province of Buenos Aires, 144A                                 9.625%   4/18/28          B+           614,363
        2,036         Republic of Argentina                                         10.464%   2/20/08           B           673,014
          355         Republic of Argentina                                          7.000%   3/28/11           B           353,669
        2,110         Republic of Argentina                                          5.590%   8/03/12          B+         1,542,938
        1,525ARS      Republic of Argentina                                          5.830%  12/31/33           B           679,271
        1,376         Republic of Argentina                                          8.280%  12/31/33          B+         1,331,027
          600EUR      Republic of Argentina                                          1.200%  12/31/38           B           341,881
-----------------------------------------------------------------------------------------------------------------------------------
                      Total Argentina                                                                                    10,485,748
                      -------------------------------------------------------------------------------------------------------------
                      BRAZIL - 2.7%
        1,500         Banco ABN AMRO Real SA, Reg S                                 16.200%   2/22/10         N/R           884,526
          190         Centrais Eletricas Brasileiras S.A., 144A                      7.750%  11/30/15         BB+           205,200
          400         Cia Brasileira de Bebidas                                     10.500%  12/15/11        Baa1           472,000
          420         Companhia de Saneamento Basico do Estado de Sao Paulo, 144A    7 500%  11/03/16         BB-           432,600
        1,370         Companhia Energetica de Sao Paulo, Corporate Bond 144A         9.750%   1/15/15         Ba3           807,316
          380         Cosan Finance Limited, 144A                                    7.000%   2/01/17          BB           370,044
          685         Cospipa Commercial Limited, 144A                               8.250%   6/14/16        BBB-           762,063
          565         Federative Republic of Brazil                                  8.000%   1/15/18         BB+           622,348
          590         Globo Comunicacao Participacoes, SA, 144A                      7.250%   4/26/22         Ba1           573,038
          405         ISA Capital do Brasil SA                                       8.800%   1/30/17          BB           434,363
          200BRL      National Treasury Note of Brazil                               6.000%   5/15/15         N/R         1,684,235
          280BRL      National Treasury Note of Brazil                              10.000%   1/01/17         N/R         1,401,348
        1,100         RBS Zero Hora Editora Jornalistica S.A (10)                   11.250%   6/15/17         BB-           569,354
          325         Vale Overseas Limited                                          6.250%   1/23/17         BBB           323,967
          545         Vale Overseas Limited                                          6.875%  11/21/36         BBB           549,189
-----------------------------------------------------------------------------------------------------------------------------------
                      Total Brazil                                                                                       10,091,591
                      -------------------------------------------------------------------------------------------------------------
                      BULGARIA - 0.3%
        1,100         Republic of Bulgaria, Reg S                                    8.250%   1/15/15        BBB+         1,272,040
-----------------------------------------------------------------------------------------------------------------------------------
                      CHILE - 1.5%
          565         Celulosa Arauco Y Constitucion                                 5.625%   4/20/15        BBB+           546,796
          600         Coldelco Inc., Reg S                                           6.375%  11/30/12          A2           622,882
          430         Corporacion Nacional del Cobre, 144A                           5.500%  10/15/13         Aa3           424,249
        1,765         Corporacion Nacional del Cobre, 144A                           4.750%  10/15/14         Aa3         1,650,116
          450         Corporacion Nacional del Cobre de Chile, Reg S                 5.625%   9/21/35         Aa3           416,630
          245         Empresa Nacional Del Petroleo Reg S                            6.750%  11/15/12           A           256,146
        1,100         Empresa Nacional del Petroleo, 144A                            4.875%   3/15/14           A         1,031,920
          550         Enersis SA                                                     7.375%   1/15/14        BBB-           583,643
-----------------------------------------------------------------------------------------------------------------------------------
                      Total Chile                                                                                         5,532,382
                      -------------------------------------------------------------------------------------------------------------
                      COLOMBIA - 1.2%
        1,120         Bancolombia SA                                                 6.875%   5/25/17         Ba1         1,087,800
      597,000COP      Republic of Colombia                                           9.850%   6/28/27         BB+           321,285
    2,500,000COP      Republic of Colombia                                          11.750%   3/01/10          BB         1,392,986
          350         Republic of Colombia                                           8.250%  12/22/14        BBB-           393,225
          580         Republic of Colombia                                           7.375%   1/27/17        BBB-           630,170
          595         Republic of Colombia                                           7.375%   9/18/37        BBB-           661,938
-----------------------------------------------------------------------------------------------------------------------------------
                      Total Colombia                                                                                      4,487,404
                      -------------------------------------------------------------------------------------------------------------
                      COSTA RICA - 0.6%
        1,095         Republic of Costa Rica, Reg S                                  9.995%   8/01/20         BB+         1,437,188
          350         Republic of Costa Rica                                         8.110%   2/01/12         Ba1           377,650
          225         Republic of Costa Rica                                         8.050%   1/31/13         Ba1           244,463
          310         Republic of Costa Rica                                         6.548%   3/20/14         BB+           316,107
-----------------------------------------------------------------------------------------------------------------------------------
                      Total Costa Rica                                                                                    2,375,408
                      -------------------------------------------------------------------------------------------------------------

         JDD
        Nuveen Diversified Dividend and Income Fund (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

       PRINCIPAL
AMOUNT (000) (8)      DESCRIPTION (1)                               COUPON          MATURITY     RATINGS (2)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
                      DOMINICAN REPUBLIC - 0.6%
        2,044         Dominican Republic, Reg S                     9.040%           1/23/18               B     $    2,340,227
-------------------------------------------------------------------------------------------------------------------------------
                      EL SALVADOR - 0.2%
          750         Republic of El Salvador                       8.500%           7/25/11            Baa3            832,500
-------------------------------------------------------------------------------------------------------------------------------
                      HUNGARY - 0.7%
      479,000         Republic of Hungary                           6.750%           4/12/10             N/R          2,614,354
-------------------------------------------------------------------------------------------------------------------------------
                      INDONESIA - 2.1%
          390         Adaro Finance B.V., 144A                      8.500%          12/08/10             Ba3            403,650
          315         Excelcomindo Finance Company B.V., 144A       7.125%           1/18/13             BB-            319,331
          410         PT Berlian Laju Tanker Finance BV, 144A       7.500%           5/15/14             BB-            397,700
   10,725,000IDR      Indonesia Republic                           11.000%          11/15/20             BB+          1,326,631
        1,195         Majapahit Holdings BV, 144A                   7.250%          10/17/11             BB-          1,214,419
          885         Majapahit Holdings BV, 144A                   7.750%          10/17/16             BB-            912,604
          875         Majapahit Holdings BV                         7.875%           6/29/37             BB-            868,438
        2,575         Republic of Indonesia, 144A                   6.625%           2/17/37             BB-          2,484,875
-------------------------------------------------------------------------------------------------------------------------------
                      Total Indonesia                                                                                 7,927,648
                      ---------------------------------------------------------------------------------------------------------
                      ISRAEL - 0.2%
          585         State of Israel                               5.500%          11/09/16              A2            570,782
-------------------------------------------------------------------------------------------------------------------------------
                      JAMAICA - 0.2%
          770         Air Jamaica Limited, 144A                     8.125%           6/14/27              B1            763,455
-------------------------------------------------------------------------------------------------------------------------------
                      KAZAKHSTAN - 0.1%
          300         Tengizchevroil LLP, 144A                      6.124%          11/15/14            BBB-            295,890
-------------------------------------------------------------------------------------------------------------------------------
                      MALAYSIA - 1.0%
          950         Penerbangan Malaysia Berhad                   5.625%           3/15/16              A-            937,225
        1,125         Petronas Capital Limited                      7.000%           5/22/12              A1          1,189,222
        1,100         Republic of Malaysia                          8.750%           6/01/09              A-          1,164,869
          550         Sarawak International Inc.                    5.500%           8/03/15              A-            528,619
-------------------------------------------------------------------------------------------------------------------------------
                      Total Malaysia                                                                                  3,819,935
                      ---------------------------------------------------------------------------------------------------------
                      MEXICO - 1.6%
        1,255         Banco Mercantil Del Norte SA, 144A            6.135%          10/13/16              A3          1,259,502
          895         Conproca SA, Reg S                           12.000%          12/16/10            BBB-            997,925
          600         Pemex Project Funding Master Trust            8.500%           2/15/08            Baa1            610,950
          830         Pemex Project Funding Master Trust,           5.750%          12/15/15            Baa1            815,268
                       Series 12
       12,350MXN      United Mexican States                         9.500%          12/18/14               A          1,260,778
          580         United Mexican States                         6.750%           9/27/34            Baa1            620,020
          310         Vitro SA, 144A                                9.125%           2/01/17               B            319,300
-------------------------------------------------------------------------------------------------------------------------------
                      Total Mexico                                                                                    5,883,743
                      ---------------------------------------------------------------------------------------------------------
                      PAKISTAN - 0.1%
          330         Pakistan Mobile Communications Ltd., 144A     8.625%          11/13/13              B+            339,075
-------------------------------------------------------------------------------------------------------------------------------
                      PANAMA - 1.4%
          445         AES Panama SA, 144A                           6.350%          12/21/16            BBB-            431,153
          720         Republic of Panama                            9.625%           2/08/11             Ba1            810,000
          575         Republic of Panama                            7.125%           1/29/26             Ba1            615,250
        3,314         Republic of Panama                            6.700%           1/26/36             Ba1          3,396,850
-------------------------------------------------------------------------------------------------------------------------------
                      Total Panama                                                                                    5,253,253
                      ---------------------------------------------------------------------------------------------------------
                      PERU - 0.7%
          615         Republic of Peru                              8.750%          11/21/33             BB+            799,500
          925         Republic of Peru                              6.550%           3/14/37             BB+            931,938
        1,485         Republic of Peru, Enhanced Pass Thru          0.000%           5/31/18              BB            977,873
                       Notes, 144A
-------------------------------------------------------------------------------------------------------------------------------
                      Total Peru                                                                                      2,709,311
                      ---------------------------------------------------------------------------------------------------------
                      PHILIPPINES - 1.2%
          255         Bangko Sentral ng Pilipinas, Series A         8.600%           6/15/27             BB-            299,625
          220         National Power Corporation                    9.610%           8/23/11             BB-            247,335
          420         Republic of the Philippines                   8.375%           2/15/11             BB-            450,450
        1,275         Republic of the Philippines                   9.375%           1/18/17             BB-          1,539,563
        1,833         Republic of the Philippines                   7.750%           1/14/31             BB-          2,030,048
-------------------------------------------------------------------------------------------------------------------------------
                      Total Philippines                                                                               4,567,021
                      ---------------------------------------------------------------------------------------------------------

       PRINCIPAL
AMOUNT (000) (8)      DESCRIPTION (1)                                       COUPON       MATURITY   RATINGS (2)           VALUE
-------------------------------------------------------------------------------------------------------------------------------
                      QATAR - 0.8%
          885         Nakilat, Inc.                                         6.067%       12/31/33        Aa3     $      831,931
          240         Ras Laffan Liquefied Natural Gas Co., Ltd., 144A      3.437%        9/15/09         A-            234,276
          503         Ras Laffan Liquified Natural Gas Company Limited      3.437%        9/15/09         A-            491,171
          575         Ras Laffan Liquified Natural Gas II, Reg S            5.298%        9/30/20         A1            535,268
          550         State of Qatar                                        9.750%        6/15/30        AA-            794,750
-------------------------------------------------------------------------------------------------------------------------------
                      Total Qatar                                                                                     2,887,396
                      ---------------------------------------------------------------------------------------------------------
                      RUSSIAN FEDERATION - 3.7%
          640         Gaz Capital SA, 144A                                  6.212%       11/22/16       Baa1            624,960
          170EUR      GAZ Capitol SA, 144A                                  5.030%        2/25/14        BBB            222,197
          525         Gazprom                                              10.500%       10/21/09         A3            579,444
          719         GazStream SA, 144A                                    5.625%        7/22/13       Baa1            712,285
          620         Irkut Corporation, Loan Participations,               8.250%        4/10/09        N/R            628,680
                       Moscow River BV
        2,134         Russia Federation                                     7.500%        3/31/30       BBB+          2,354,332
        2,305         Russian Agricultural Bank, 144A                       7.175%        5/16/13         A3          2,406,420
        1,065         Russian Agricultural Bank, 144A                       6.299%        5/15/17         A3          1,045,085
          750         Russian Federation                                   11.000%        7/24/18       BBB+          1,045,575
          400         Russian Ministry of Finance                          12.750%        6/24/28        BB+            705,867
          550         Saving Bank of the Russian Federation,                6.230%        2/11/15       Baa2            552,035
                       Participations
          490         VTB Capital SA, Corporate Bonds, 144A                 5.955%        8/01/08         A2            491,103
        1,000         VTB Capital SA, 144A                                  7.500%       10/12/11         A2          1,054,500
        1,200         VTB Capital SA                                        6.250%        6/30/35         A2          1,200,264
-------------------------------------------------------------------------------------------------------------------------------
                      Total Russian Federation                                                                       13,622,747
                      ---------------------------------------------------------------------------------------------------------
                      SERBIA - 0.6%
        2,500         Republic of Serbia, 144A                              3.750%       11/01/24        BB-          2,362,500
-------------------------------------------------------------------------------------------------------------------------------
                      SOUTH AFRICA - 0.9%
        1,140         Republic of South Africa                              7.375%        4/25/12       BBB+          1,214,100
        2,100         Republic of South Africa                              5.875%        5/30/22       BBB+          2,058,000
-------------------------------------------------------------------------------------------------------------------------------
                      Total South Africa                                                                              3,272,100
                      ---------------------------------------------------------------------------------------------------------
                      THAILAND - 0.1%
          250         Bangkok Bank Public Company Limited                   9.025%        3/15/29        BBB            299,420
-------------------------------------------------------------------------------------------------------------------------------
                      TRINIDAD AND TOBAGO - 1.0%
          945         First Citizens Saint Lucia Limited, Reg S             5.125%        2/14/11         A2            926,107
          180         National Gas Company of Trinidad and Tobago, 144A     6.050%        1/15/36         A3            172,390
        1,325         Petroleum Company of Trinidad & Tobago Limited, 144A  6.000%        5/08/22       BBB+          1,292,906
          963         Republic of Trinidad and Tobago, Reg S                9.750%        7/01/20         A-          1,285,605
-------------------------------------------------------------------------------------------------------------------------------
                      Total Trinidad and Tobago                                                                       3,677,008
                      ---------------------------------------------------------------------------------------------------------
                      TUNISIA - 0.6%
        2,065         Banque de Tunisie                                     7.375%        4/25/12        BBB          2,213,267
-------------------------------------------------------------------------------------------------------------------------------
                      TURKEY - 0.4%
        1,680         Republic of Turkey, Government Bond                  16.000%        3/07/12       Baa3          1,331,200
          210         Republic of Turkey                                    6.875%        3/17/36        BB-            199,763
-------------------------------------------------------------------------------------------------------------------------------
                      Total Turkey                                                                                    1,530,963
                      ---------------------------------------------------------------------------------------------------------
                      UKRAINE - 1.4%
        2,585         Republic of Ukraine, Reg S                            6.875%        3/04/11        BB-          2,648,074
          615         Ukraine Export-Import Bank Loan                       8.400%        2/09/16        Ba2            637,263
                       Participation with Credit Suisse International
          650         Ukraine Government, 144A                              6.580%       11/21/16        BB-            645,938
        1,140         Ukraine Government                                    6.580%       11/21/16        BB-          1,135,385
-------------------------------------------------------------------------------------------------------------------------------
                      Total Ukraine                                                                                   5,066,660
                      ---------------------------------------------------------------------------------------------------------
                      UNITED ARAB EMIRATES - 1.1%
          350         Abu Dhabi National Energy Company, 144A               5.875%       10/27/16        Aa3            342,974
        1,855         Abu Dhabi National Energy Company, 144A               6.500%       10/27/36        Aa3          1,805,562
        1,930         Dubai Ports World, Limited, 144A, WI/DD,              6.850%        7/02/37         A+          1,932,286
                       (10)
-------------------------------------------------------------------------------------------------------------------------------
                      Total United Arab Emirates                                                                      4,080,822
                      ---------------------------------------------------------------------------------------------------------
                      URUGUAY - 1.4%
        4,065         Oriental Republic of Uruguay                          7.625%        3/21/36        BB-          4,471,500
       12,150         Oriental Republic of Uruguay (10)                     3.700%        6/26/37         B+            508,592
          117         Republic of Uruguay                                   7.875%        1/15/33        BB-            130,739
-------------------------------------------------------------------------------------------------------------------------------
                      Total Uruguay                                                                                   5,110,831
                      ---------------------------------------------------------------------------------------------------------

         JDD
        Nuveen Diversified Dividend and Income Fund (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

       PRINCIPAL
AMOUNT (000) (8)      DESCRIPTION (1)                               COUPON          MATURITY     RATINGS (2)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
                      VENEZUELA - 1.5%
          505         Petrozuata Finance Inc., Series B, Reg S      8.220%           4/01/17             Ba3     $      505,000
          635         Republic of Venezuela, Reg S                  7.000%          12/01/18              B+            561,975
        1,935         Republic of Venezuela                         5.375%           8/07/10              B+          1,828,575
        1,515         Republic of Venezuela                         6.360%           4/20/11             BB-          1,466,141
          125         Republic of Venezuela                         8.500%          10/08/14             BB-            126,875
        1,400         Republic of Venezuela                         6.000%          12/09/20             BB-          1,136,100
-------------------------------------------------------------------------------------------------------------------------------
                      Total Venezuela                                                                                 5,624,666
                      ---------------------------------------------------------------------------------------------------------
                      VIETNAM - 0.8%
          600         Socialist Republic of Vietnam, Reg S          6.875%           1/15/16             BB-            624,208
        2,223         Socialist Republic of Vietnam                 6.125%           3/14/16             BB-          2,220,733
-------------------------------------------------------------------------------------------------------------------------------
                      Total Vietnam                                                                                   2,844,941
                      ---------------------------------------------------------------------------------------------------------
                      TOTAL EMERGING MARKETS DEBT AND FOREIGN CORPORATE BONDS (COST                                 124,755,088
                       $121,545,358)
                      =========================================================================================================
    PRINCIPAL
 AMOUNT (000)         DESCRIPTION (1)                            COUPON          MATURITY       RATINGS (2)            VALUE
-------------------------------------------------------------------------------------------------------------------------------
                      CORPORATE BONDS - 1.2% (0.8% OF TOTAL INVESTMENTS)
                      COMMUNICATIONS EQUIPMENT - 0.1%
   $      310         Orascom Telecom Finance, SCA, 144A            7.875%           2/08/14              B2     $      301,351
-------------------------------------------------------------------------------------------------------------------------------
                      HOTELS, RESTAURANTS & LEISURE - 0.5%
        2,000         MGM Mirage, Inc.                              6.750%           8/01/07              BB          2,002,500
-------------------------------------------------------------------------------------------------------------------------------
                      HOUSEHOLD DURABLES - 0.6%
        2,000         D.R. Horton, Inc.                             7.500%          12/01/07            BBB-          2,012,376
-------------------------------------------------------------------------------------------------------------------------------
   $    4,310         TOTAL CORPORATE BONDS (COST $4,330,020)                                                         4,316,227
===============================================================================================================================
    PRINCIPAL
 AMOUNT (000)         DESCRIPTION (1)                            COUPON          MATURITY                              VALUE
-------------------------------------------------------------------------------------------------------------------------------
                      SHORT-TERM INVESTMENTS - 2.3% (1.6% OF TOTAL INVESTMENTS)
   $    8,677         Repurchase Agreement with Fixed Income        4.000%           7/02/07                     $    8,677,139
                       Clearing Corporation, dated 6/29/07,
                       repurchase price $8,680,031,
                       collateralized by $9,160,000 U.S.
                       Treasury Notes, 4.250%, due 11/15/13,
                       value $8,850,850
   ==========         ---------------------------------------------------------------------------------------------------------
                      TOTAL SHORT-TERM INVESTMENTS (COST $8,677,139)                                                  8,677,139)
                      =========================================================================================================
                      TOTAL INVESTMENTS (COST $475,228,973) - 144.6%                                                538,784,975
                      =========================================================================================================
                      BORROWINGS - (12.1)% (9)                                                                      (45,000,000)
                      =========================================================================================================
                      OTHER ASSETS LESS LIABILITIES - (0.3)%                                                         (1,055,414)
                      =========================================================================================================
                      FUNDPREFERRED SHARES, AT LIQUIDATION VALUE - (32.2)%                                         (120,000,000)
                      =========================================================================================================
                      NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                              $  372,729,561
                      =========================================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OUTSTANDING AT JUNE 30, 2007:

                                                                                                                 UNREALIZED
                                                                                                               APPRECIATION
                                             AMOUNT        IN EXCHANGE FOR             AMOUNT   SETTLEMENT   (DEPRECIATION)
   CURRENCY CONTRACTS TO DELIVER   (LOCAL CURRENCY)               CURRENCY   (LOCAL CURRENCY)         DATE   (U.S. DOLLARS)
   ------------------------------------------------------------------------------------------------------------------------
   Argentine Peso                         1,953,000            U.S. Dollar            633,474      9/19/07   $        5,624
   Colombian Peso                     2,837,800,000            U.S. Dollar          1,473,416      9/19/07           45,028
   Colombian Peso                       760,600,000            U.S. Dollar            389,253      9/19/07            6,410
   Euro                                       4,000            U.S. Dollar              5,390      9/19/07             (38)
   Euro                                     411,000            U.S. Dollar            550,370      9/19/07          (7,383)
   Euro                                   1,925,000            U.S. Dollar          2,587,142      9/19/07         (25,203)
   New Turkish Lira                       1,556,000            U.S. Dollar          1,131,554      9/19/07         (20,157)
   U.S. Dollar                               88,980         Colombian Peso        172,800,000      9/19/07          (2,003)
   U.S. Dollar                            1,302,355   Peruvian Nouveau Sol          4,120,000      9/19/07            2,044
   ------------------------------------------------------------------------------------------------------------------------
                                                                                                             $        4,322
   ========================================================================================================================

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Ratings: Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by
                 Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
        (3)      Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
        (4)      Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.
                 Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
        (5)      At or subsequent to June 30, 2007, this issue was under the protection of the Federal
                 Bankruptcy Court.
        (6)      Position or portion of position represents an unfunded Senior Loan commitment outstanding at June 30, 2007.
        (7)      Negative value represents unrealized depreciation on Senior Loan commitment at June 30,
                 2007.
        (8)      Principal amount denominated in U.S. dollars, unless otherwise noted.
        (9)      Borrowings Payable as a percentage of total investments is (8.4)%.
       (10)      Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.
        N/R      Not rated.
      WI/DD      Purchased on a when-issued or delayed delivery basis.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
        ADR      American Depositary Receipt.
      Reg S      Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and
                 Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are outside the United States.
        ARS      Argentine Peso
        BRL      Brazilian Real
        COP      Columbian Peso
        EUR      Euro
        IDR      Indonesian Rupiah
        MXN      Mexican Peso

                                 See accompanying notes to financial statements.

           Statement of

           ASSETS & LIABILITIES

                                                       June 30, 2007 (Unaudited)

-------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $475,228,973)                                      $538,784,975
Cash denominated in foreign currencies (cost $115,999)                              116,276
Unrealized appreciation on forward foreign currency exchange
  contracts                                                                          59,106
Receivables:
  Dividends                                                                         882,944
  Interest                                                                        3,421,546
  Investments sold                                                                4,165,714
  Reclaims                                                                           49,297
Other assets                                                                         35,222
-------------------------------------------------------------------------------------------
     Total assets                                                               547,515,080
-------------------------------------------------------------------------------------------
LIABILITIES
Borrowings                                                                       45,000,000
Unrealized depreciation on forward foreign currency exchange
  contracts                                                                          54,784
Payable for investments purchased                                                 9,090,627
Accrued expenses:
  Management fees                                                                   253,059
  Interest on borrowings                                                            199,633
  Other                                                                             128,485
FundPreferred shares dividends payable                                               58,931
-------------------------------------------------------------------------------------------
     Total liabilities                                                           54,785,519
-------------------------------------------------------------------------------------------
FundPreferred shares, at liquidation value                                      120,000,000
-------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                         $372,729,561
===========================================================================================
Common shares outstanding                                                        20,180,789
===========================================================================================
Net asset value per Common share outstanding (net assets
  applicable to Common shares, divided by Common shares outstanding)           $      18.47
===========================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                        $    201,808
Paid-in surplus                                                                 294,694,170
Undistributed (Over-distribution of) net investment income                      (10,208,090)
Accumulated net realized gain (loss) from investments and
  derivative transactions                                                        24,476,582
Net unrealized appreciation (depreciation) of investments
  and derivative transactions                                                    63,565,091
-------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                         $372,729,561
===========================================================================================
Authorized shares:
  Common                                                                          Unlimited
  FundPreferred                                                                   Unlimited
===========================================================================================

                                 See accompanying notes to financial statements.

           Statement of

           OPERATIONS

                                                Six months ended June 30, 2007
                                                (Unaudited)

------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $86,615)                      $  4,143,890
Interest (net of foreign tax withheld of $27,686)                          8,944,377
------------------------------------------------------------------------------------
Total investment income                                                   13,088,267
------------------------------------------------------------------------------------
EXPENSES
Management fees                                                            2,422,963
FundPreferred shares - auction fees                                          148,768
FundPreferred shares - dividend disbursing agent fees                          6,085
Shareholders' servicing agent fees and expenses                                  434
Interest expense                                                           1,203,039
Liquidity and program fees                                                    69,177
Custodian's fees and expenses                                                 86,387
Trustees' fees and expenses                                                    9,779
Professional fees                                                             29,406
Shareholders' reports - printing and mailing expenses                         39,446
Stock exchange listing fees                                                    4,804
Investor relations expense                                                    36,084
Other expenses                                                                28,330
------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement       4,084,702
  Custodian fee credit                                                        (2,800)
  Expense reimbursement                                                     (880,131)
------------------------------------------------------------------------------------
Net expenses                                                               3,201,771
------------------------------------------------------------------------------------
Net investment income                                                      9,886,496
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
  Investments                                                             24,852,075
  Forwards                                                                  (317,603)
  Foreign currencies                                                         (75,780)
Change in net unrealized appreciation (depreciation) of:
  Investments                                                            (31,074,496)
  Forwards                                                                   (12,930)
  Foreign currencies                                                           3,590
------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                   (6,625,144)
------------------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From and in excess of net investment income                               (2,971,945)
From accumulated net realized gains                                               --
------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to FundPreferred shareholders                             (2,971,945)
------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                                $    289,407
====================================================================================

                                 See accompanying notes to financial statements.

           Statement of

           CHANGES in NET ASSETS (Unaudited)

                                                                SIX MONTHS
                                                                     ENDED       YEAR ENDED
                                                                   6/30/07         12/31/06
-------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                         $  9,886,496    $ 19,870,974
Net realized gain (loss) from:
  Investments (net of federal corporate income taxes of $0
  and $5,075,001, respectively, on long-term capital gains
  retained)                                                     24,852,075      20,381,938
  Forwards                                                        (317,603)       (108,994)
  Foreign currencies                                               (75,780)        (14,318)
Change in net unrealized appreciation (depreciation) of:
  Investments                                                  (31,074,496)     39,874,652
  Forwards                                                         (12,930)         17,252
  Foreign currencies                                                 3,590           1,177
Distributions to FundPreferred shareholders:
  From and in excess of net investment income                   (2,971,945)             --
  From net investment income                                            --      (2,676,452)
  From accumulated net realized gains                                   --      (2,963,239)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                           289,407      74,382,990
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From and in excess of net investment income                    (15,394,055)             --
From net investment income                                              --     (19,796,094)
From accumulated net realized gains                                     --      (7,554,538)
-------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to Common shareholders                         (15,394,055)    (27,350,632)
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders due
  to reinvestment of distributions                                 402,654         285,727
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from
  capital share transactions                                       402,654         285,727
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares                                                       (14,701,994)     47,318,085
Net assets applicable to Common shares at the beginning of
  period                                                       387,431,555     340,113,470
-------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period   $372,729,561    $387,431,555
-------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
  at the end of period                                        $(10,208,090)   $ (1,728,586)
===========================================================================================

                                 See accompanying notes to financial statements.

           Statement of

           CASH FLOWS

                                                Six months ended June 30, 2007
                                                (Unaudited)

----------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
  SHARES FROM OPERATIONS                                       $    289,407
Adjustments to reconcile the net increase (decrease) in net
  assets applicable to Common shares from operations
  to net cash provided by (used in) operating activities:
  Purchases of investments                                     (158,556,945)
  Proceeds from the sales of investments                        162,118,807
  Proceeds from (Purchases of) short-term investments, net        1,933,207
  Amortization/(Accretion) of premiums and discounts, net           380,068
  (Increase) Decrease in receivable for dividends                   184,258
  (Increase) Decrease in receivable for interest                    239,208
  (Increase) Decrease in receivable for investments sold         (3,827,185)
  (Increase) Decrease in receivable for reclaims                    (17,583)
  (Increase) Decrease in other assets                                (2,214)
  Increase (Decrease) in payable for investments purchased        9,090,627
  Increase (Decrease) in payable for federal corporate
  income tax                                                     (5,075,001)
  Increase (Decrease) in accrued management fees                    (12,489)
  Increase (Decrease) in interest on borrowings                      (8,923)
  Increase (Decrease) in accrued other liabilities                  (27,622)
  Increase (Decrease) in FundPreferred share dividends
  payable                                                           (19,151)
  Net realized (gain) loss from investments                     (24,852,075)
  Net realized (gain) loss from forwards                            317,603
  Net realized (gain) loss from foreign currencies                   75,780
  Net realized (gain) loss from paydowns                             25,922
  Change in net unrealized (appreciation) depreciation of
  investments                                                    31,074,496
  Change in net unrealized (appreciation) depreciation of
  forwards                                                           12,930
  Change in net unrealized (appreciation) depreciation of
  foreign currencies                                                 (3,590)
  Federal corporate income taxes on retained capital gains          148,480
  Capital gain and return of capital distributions from
  investments                                                     1,503,386
----------------------------------------------------------------------------
  Net cash provided by (used in) operating activities            14,991,401
----------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common shareholders                  (14,991,401)
----------------------------------------------------------------------------
  Net cash provided by (used in) financing activities           (14,991,401)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                          --
Cash at the beginning of period                                          --
----------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                      $         --
----------------------------------------------------------------------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for interest on borrowings during the six months ended June, 2007, was $1,211,962.

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $402,654.
                                 See accompanying notes to financial statements.

   Notes to
                                                FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

Nuveen Diversified Dividend and Income Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "JDD." The Fund was organized as a Massachusetts business trust on July 18, 2003.

The Fund seeks to provide high current income and total return by investing primarily in a portfolio of dividend-paying common stocks, securities issued by Real Estate Investment Trusts ("REITs"), debt securities and other non-equity instruments that are issued by, or that are related to, government, government-related and supernational issuers located, or conducting their business, in emerging market countries ("emerging markets debt and foreign corporate bonds") and senior loans.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities, senior loans and derivative instruments are generally provided by an independent pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. If the pricing service is unable to supply a price for a derivative investment the Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund maintains liquid assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2007, the Fund had outstanding when-issued/delayed delivery commitments of $1,928,282.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses. Fee income, if any, consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Policy"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

REIT distributions received by the Fund are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end. For the fiscal year ended December 31, 2006, the character of distributions to the Fund from the REITs was 58.28% ordinary income, 22.05% long-term and short-term capital gains, and 19.67% return of REIT capital.

For the six months ended June 30, 2007, the Fund applied the actual percentages for the fiscal year ended December 31, 2006, described above, to its receipts from the REITs and treated as income in the Statement of Operations only the amount of ordinary income so calculated. The Fund adjusts that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type.

For the fiscal year ended December 31, 2006, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITS. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

The distributions made by the Fund to its shareholders during the six months ended June 30, 2007, are provisionally classified as being "From and in excess of net investment income", and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end, based upon the income type breakdown information conveyed at the time by the REITs whose securities are held in the Fund's portfolio. For purposes of calculating "Undistributed (Over-distribution of) net investment income" as of June 30, 2007, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2007, reflect an over-distribution of net investment income.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2006, are reflected in the accompanying financial statements.

FundPreferred Shares

The Fund has issued and outstanding 2,400 Series T and 2,400 Series W FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, options and futures contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S.

   Notes to
   FINANCIAL STATEMENTS (Unaudited) (continued)

dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) on the Statement of Operations.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

Forward Foreign Currency Exchange Contracts

Generally, the Fund may enter into forward foreign currency exchange contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or
(ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency contracts are valued daily at the forward rate. The change in market value is recorded as an unrealized gain or loss by the Fund. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will generally not be entered into for terms greater than three months. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of Assets and Liabilities. In addition, the Fund could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changes for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                                     SIX
                                                  MONTHS                YEAR
                                                   ENDED               ENDED
                                                 6/30/07            12/31/06
----------------------------------------------------------------------------
Common shares issued to shareholders
  due to reinvestment of
  distributions                                  20,631               15,035
----------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended June 30, 2007, aggregated $158,556,945 and $162,118,807, respectively.

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization, recognition of income on REIT investments, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2007, the cost of investments was $476,490,100.

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2007, were as follows:

--------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                       $71,556,564
  Depreciation                                                        (9,261,689)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments            $62,294,875
--------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2006, the Fund's last tax year end, were as follows:

--------------------------------------------------------------------------------
Undistributed net ordinary income *                                         $ --
Undistributed net long-term capital gains                                     --
--------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund's last tax year ended December 31, 2006, was designated for purposes of the dividends paid deduction as follows:

----------------------------------------------------------------------------------------------------
Distributions from net ordinary income *                                                 $24,569,542
Distributions from net long-term capital gains                                             8,394,162
----------------------------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all funds assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

   Notes to
   FINANCIAL STATEMENTS (Unaudited) (continued)

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                                                  FUND-LEVEL FEE RATE
-----------------------------------------------------------------------------------------------------------------
For the first $500 million                                                                                  .7000%
For the next $500 million                                                                                   .6750
For the next $500 million                                                                                   .6500
For the next $500 million                                                                                   .6250
For Managed Assets over $2 billion                                                                          .6000
-----------------------------------------------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of June 30, 2007, the complex-level fee rate was .1828%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL(1)                       EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1691
$125 billion                                                                             .1599
$200 billion                                                                             .1505
$250 billion                                                                             .1469
$300 billion                                                                             .1445
------------------------------------------------------------------------------------------------

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL(1)                       EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1698
$125 billion                                                                             .1617
$200 billion                                                                             .1536
$250 billion                                                                             .1509
$300 billion                                                                             .1490
------------------------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), Security Capital Research & Management Incorporated ("Security Capital"), Symphony Asset Management, LLC ("Symphony") and Wellington Management Company, LLP ("Wellington"). Nuveen owns a controlling interest in NWQ while key management of NWQ owns a non-controlling minority interest. Symphony is an indirect wholly owned subsidiary of Nuveen. NWQ manages the portion of the Fund's investment portfolio allocated to dividend-paying common stocks including American Depositary Receipts ("ADRs"). Security Capital manages the portion of the Fund's investment portfolio allocated to securities issued by real estate companies including REITs. Symphony manages the portion of the Fund's investment portfolio allocated to senior loans. Wellington manages the portion of the Fund's investment portfolio allocated to emerging markets debt and foreign corporate bonds. NWQ, Security Capital, Symphony and Wellington are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                     YEAR ENDING
SEPTEMBER 30,                                                   SEPTEMBER 30,
-------------------------------------------------------------------------------------------------------
2003 *                             .32%                         2008                                .32%
2004                               .32                          2009                                .24
2005                               .32                          2010                                .16
2006                               .32                          2011                                .08
2007                               .32
-------------------------------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2011.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investor group includes affiliates of Merrill Lynch, Wachovia, Citigroup, Deutsche Bank and Morgan Stanley. It is anticipated that Merrill Lynch and its affiliates will be indirect "affiliated persons" (as that term is defined in the Investment Company Act of 1940) of the Fund. One important implication of this is that the Fund will not be able to buy or sell securities to or from Merrill Lynch, but the portfolio management teams and Fund management do not expect that this will significantly impact the ability of the Fund to pursue its investment objectives and policies. Under the terms of the merger, each outstanding share of Nuveen Investments' common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments shareholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement, and expiration of certain regulatory waiting periods. The obligations of Madison Dearborn Partners, LLC to consummate the merger are not conditioned on its obtaining financing.

The consummation of the merger will be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement between the Fund and the Adviser, and will result in the automatic termination of the Fund's agreement. Prior to the consummation of the merger, it is anticipated that the Board of Trustees of the Fund will consider a new investment management agreement with the Adviser. If approved by the Board, the new agreement would be presented to the Fund's shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

6. COMMITMENTS

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At June 30, 2007, the Fund had unfunded senior loan commitments of $1,352,403.

7. SENIOR LOAN PARTICIPATION COMMITMENTS

With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or
3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or

   Notes to
   FINANCIAL STATEMENTS (Unaudited) (continued)

other persons interpositioned between the Fund and the Borrower. At June 30, 2007, there were no such outstanding participation commitments.

8. BORROWINGS

On August 15, 2006, the Fund entered into a commercial paper program ($45 million maximum) with CITIBANK N.A.'s conduct financing agency, CHARTA, LLC ("CHARTA"). CHARTA issues high grade commercial paper and uses the proceeds to make advances to the Fund. For the six months ended June 30, 2007, the average daily balance of borrowings under the commercial paper program agreement was the full $45 million maximum allowed. The average annualized interest rate on such borrowings was 5.39%. In addition to the interest expense, the Fund also pays a ..21% per annum program fee and a .10% per annum liquidity fee.

9. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48

Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management of the Fund has concluded that there are no significant uncertain tax positions that require recognition in the Fund's financial statements. Consequently, the adoption of FIN 48 had no impact on the net assets or results of operations of the Fund.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

             Financial

             HIGHLIGHTS

           Financial

           HIGHLIGHTS (Unaudited)
      Selected data for a Common share outstanding throughout each period:

                                                            Investment Operations
                                       ---------------------------------------------------------------
                                                                 Distributions
                                                                      from Net   Distributions
                           Beginning                       Net      Investment    from Capital
                              Common                 Realized/       Income to        Gains to
                               Share          Net   Unrealized   FundPreferred   FundPreferred
                           Net Asset   Investment         Gain          Share-          Share-
                               Value    Income(a)    (Loss)(b)        holders+        holders+   Total
------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007(d)                       $19.22         $.49   $     (.32)          $(.15)* $          --   $0.02
2006                           16.88          .99         2.98            (.13)           (.15)   3.69
2005                           16.85          .83         1.00            (.09)           (.10)   1.64
2004                           15.13          .81         2.23            (.06)           (.03)   2.95
2003(c)                        14.33          .18         1.01            (.01)             --    1.18
------------------------------------------------------------------------------------------------------

                                      Less Distributions
                          ------------------------------------------

                                 Net                                   Offering Costs
                          Investment    Capital                                   and      Ending
                           Income to   Gains to                         FundPreferred      Common
                              Common     Common         Tax                     Share       Share
                              Share-     Share-   Return of              Underwriting   Net Asset
                             holders    holders     Capital    Total        Discounts       Value
------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007(d)                        $(.77)*  $   --    $      --   $ (.77)  $          --       $18.47
2006                            (.98)     (.37)          --    (1.35)             --        19.22
2005                            (.71)     (.90)          --    (1.61)             --        16.88
2004                            (.81)     (.41)        (.01)   (1.23)             --        16.85
2003(c)                         (.18)     (.02)        (.01)    (.21)           (.17)       15.13
------------------------

                          FundPreferred Shares at End of Period             Borrowings at End of Period
                    -------------------------------------------------       ----------------------------
                      Aggregate                                               Aggregate
                         Amount           Liquidation           Asset            Amount            Asset
                    Outstanding            and Market        Coverage       Outstanding         Coverage
                          (000)       Value Per Share       Per Share             (000)       Per $1,000
--------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007(d)                $120,000               $25,000       $102,652            $45,000          $11,950
2006                    120,000                25,000        105,715             45,000           12,276
2005                    120,000                25,000         95,857                 --               --
2004                    120,000                25,000         95,718                 --               --
2003(c)                 120,000                25,000         88,414                 --               --
--------------------------------------------------------------------------------------------------------

* Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2007.
**    Annualized.
***   - Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
     - The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2006, and pay required federal corporate income taxes on these gains. As reported on Form 2439, Common shareholders of record on December 29, 2006, must include their pro-rata share of these gains on their 2006 federal tax returns, and will receive a corresponding credit toward their taxes, or a tax refund, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund's corresponding 2006 total return on market value and net asset value when this benefit is included are 40.37% and 24.26%, respectively.
****  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   - Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.
     - Income ratios reflect income earned on assets attributable to FundPreferred shares and borrowings, where applicable.
     - Each ratio includes the effect of the interest expense paid on borrowings as follows:

                                     Ratio of Borrowings Interest Expense
                               to Average Net Assets Applicable to Common Shares
        ------------------------------------------------------------------------
        2007(d)                                                      .62%*
        2006                                                           .26
        2005                                                            --
        2004                                                            --
        2003(c)                                                         --

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Net of Federal corporate income taxes on long-term capital gains retained by the Fund of $0.25 per share for the fiscal year ended December 31, 2006.
(c) For the period September 25, 2003 (commencement of operations) through December 31, 2003.
(d)  For the six months ended June 30, 2007.

                 Total Returns                     Ratios/Supplemental Data
              -------------------   -------------------------------------------------------
                            Based                   Ratios to Average Net Assets Applicable
                               on                              to Common Shares
                           Common      Ending Net         Before Credit/Reimbursement
                 Based      Share          Assets   ---------------------------------------
     Ending         on        Net   Applicable to                                       Net
     Market     Market      Asset          Common                                Investment
     Value    Value***   Value***    Shares (000)           Expenses++             Income++
-------------------------------------------------------------------------------------------
     $18.49      (8.48)%     .03%   $    372,730              2.11%**              4.66%**
      21.03      38.72     22.66         387,432              1.70                 5.03
      16.35      16.36     10.21         340,113              1.42                 4.53
      15.57       8.04     20.44         339,446              1.50                 4.74
      15.65       5.76      7.04         304,387              1.26**               4.51**
-------------------------------------------------------------------------------------------

                  Ratios/Supplemental Data
     ---------------------------------------------------
     Ratios to Average Net Assets Applicable
                to Common Shares
         After Credit/Reimbursement****
     ---------------------------------------
                                         Net   Portfolio
                                  Investment    Turnover
             Expenses++             Income++        Rate
-------------------------------------------------------------------------------------------
               1.66%**              5.12%**           27%
               1.26                 5.47              44
                .99                 4.96              49
               1.06                 5.19              46
                .87**               4.89**            28
---

                                 See accompanying notes to financial statements.

Annual Investment

Management Agreement
          APPROVAL PROCESS

The Board Members are responsible for overseeing the performance of the investment adviser to the Fund and determining whether to continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the "May Meeting"), the Board Members of the Fund, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between the Fund and Nuveen Asset Management ("NAM" or the "Adviser"), and the Sub-Advisory Agreements between NAM and NWQ Investment Management Company, LLC ("NWQ"), Security Capital Research & Management Incorporated ("Security Capital"), Symphony Asset Management LLC ("Symphony"), and Wellington Management Company, LLP ("Wellington"), respectively. NWQ, Security Capital, Symphony and Wellington are each a "Sub-Adviser," and NAM and each Sub-Adviser are each a "Fund Adviser."

The foregoing Investment Management Agreement with NAM and Sub-Advisory Agreements with the respective Sub-Adviser are hereafter referred to as the "Original Investment Management Agreement" and the "Original Sub-Advisory Agreements," respectively.

Subsequent to the May Meeting, Nuveen Investments, Inc. ("Nuveen"), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC ("MDP"), a private equity investment firm (the "Transaction"). The Original Investment Management Agreement and each Original Sub-Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940 (the "1940 Act"), each provides for its automatic termination in the event of its "assignment" (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of the Original Investment Management Agreement and each Original Sub-Advisory Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the "July Meeting"), the Board Members, including the Independent Board Members, unanimously approved a new Investment Management Agreement (the "New Investment Management Agreement") with NAM on behalf of the Fund and new Sub-Advisory Agreements (the "New Sub-Advisory Agreements") between NAM and the respective Sub-Adviser on behalf of the Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that the New Investment Management Agreement and New Sub-Advisory Agreements be approved by the Fund's shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved an Interim Investment Management Agreement and Interim Sub-Advisory Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreement and New Sub-Advisory Agreements.

Because the information provided and considerations made at the annual review continue to be relevant with respect to the evaluation of the New Investment Management Agreement and New Sub-Advisory Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreement and New Sub-Advisory Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board's prior annual review and the analysis undertaken and the conclusions reached by Board Members when determining to continue the Original Investment Management Agreement and Original Sub-Advisory Agreements.

I. APPROVAL OF THE ORIGINAL INVESTMENT MANAGEMENT AGREEMENT & ORIGINAL SUB-ADVISORY AGREEMENTS

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Advisers and the performance of the Fund (as applicable). At each of its quarterly meetings, the Board reviewed investment performance (as applicable) and various matters relating to the operations of the Fund and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by the Fund Adviser. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations at the May Meeting, the Independent Board Members received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

- the nature, extent and quality of services provided by the Fund Adviser;

- the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

- the Fund's past performance as well as its performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to recognized and/or customized benchmarks (as appropriate);

- the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

- the expenses of the Fund Adviser in providing the various services;

- the advisory fees and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") of the Fund (as applicable);

- the advisory fees the Fund Adviser assesses to other types of investment products or clients;

- the soft dollar practices of the Fund Adviser, if any; and

- from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. At the May Meeting, the Independent Board Members met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and considering the renewal of the advisory contracts (which include the sub-advisory contracts). The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to the Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser (as applicable); (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund's investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Fund. In evaluating the advisory contracts, the Board Members also relied upon their knowledge of the respective Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each advisory contract.

A. NATURE, EXTENT & QUALITY OF SERVICES

In considering the renewal of the Original Investment Management Agreement and Original Sub-Advisory Agreements, the Board Members considered the nature, extent and quality of the respective Fund Adviser's services. The Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide or are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and at the annual review, any initiatives Nuveen had taken for the applicable fund product line. As noted, at the annual review, the Board Members were already familiar with the organization, operations and personnel of each respective Fund Adviser due to the Board Members' experience in governing the Fund and working with such Fund Advisers on matters relating to the Fund. At the May Meeting, the Board Members also recognized NAM's investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

needs as necessary. The Board Members recognized NAM's investment of resources and efforts to continue to enhance and refine its investment processes.

With respect to the Sub-Advisers, the Board Members also received and reviewed an evaluation of each Sub-Adviser from NAM at the annual review. Such evaluation outlined, among other things, the respective Sub-Adviser's organizational history, client base, product mix, investment team and any changes thereto, investment process and any changes to its investment strategy, and the Fund's investment objectives and performance (as applicable). At the May Meeting, the Board Members noted that NAM recommended the renewal of the applicable Original Sub-Advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith. In its review of the Sub-Advisers, the Board Members also considered, among other things, the experience of the investment personnel, the quality of the respective Sub-Adviser's investment processes in making portfolio management decisions and any additional refinements and improvements adopted to the portfolio management processes and Fund performance. During the last year, the Board Members noted that they visited several sub-advisers meeting their key investment and business personnel. In this regard, the Board Members visited NWQ in February, 2007. The Board Members noted such Sub-Adviser's experienced investment team. The Board Members also noted the depth of experience of NWQ's and Security Capital's respective personnel and disciplined investment process at the annual review.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Fund with a wide variety of services and officers and other personnel as are necessary for the operations of the Fund, including:

- product management;

- fund administration;

- oversight by shareholder services and other fund service providers;

- administration of Board relations;

- regulatory and portfolio compliance; and

- legal support.

As the Fund operates in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, NAM's compliance activities for the Fund and enhancements thereto. In this regard, the Board Members recognized the quality of NAM's compliance team. The Board Members also considered NAM's ability and procedures to monitor the respective Sub-Adviser's performance, business practices and compliance policies and procedures. The Board Members further noted NAM's negotiations with other service providers and the corresponding reduction in certain service providers' fees at the May Meeting.

In addition to the foregoing services, the Board Members also noted the additional services that NAM or its affiliates provide to Nuveen's closed-end funds, including, in particular, its secondary market support activities. The Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

- maintaining shareholder communications;

- providing advertising for the Nuveen closed-end funds;

- maintaining its closed-end fund website;

- maintaining continual contact with financial advisers;

- providing educational symposia;

- conducting research with investors and financial analysis regarding closed-end funds; and

- evaluating secondary market performance.

With respect to the Nuveen closed-end funds that utilize leverage through the issuance of preferred shares ("Preferred Shares"), the Board Members noted Nuveen's continued support for the holders of Preferred Shares by, among other things:

- maintaining an in-house trading desk;

- maintaining a product manager for the Preferred Shares;

- developing distribution for Preferred Shares with new market participants;

- maintaining an orderly auction process;

- managing leverage and risk management of leverage; and

- maintaining systems necessary to test compliance with rating agency criteria.

With respect to the Sub-Advisers, the Board Members noted that the sub-advisory agreements were essentially agreements for portfolio management services only and the Sub-Advisers were not expected to supply other significant administrative services to the Fund.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the respective Original Investment Management Agreement or Original Sub-Advisory Agreement, as applicable, were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND & FUND ADVISERS

At the May Meeting, the Board considered the investment performance for the Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Board Members also reviewed the Fund's historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund's performance with that of the Performance Peer Group. These Performance Peer Groups include those for the Fund as well as for: the Nuveen Tax-Advantaged Floating Rate Fund; the Nuveen Multi-Strategy Income and Growth Fund; the Nuveen Multi-Strategy Income and Growth Fund 2; the Nuveen Real Estate Income Fund; the Nuveen Equity Premium Advantage Fund; the Nuveen Equity Premium Income Fund; the Nuveen Equity Premium Opportunity Fund; and the Nuveen Equity Premium and Growth Fund.

The Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2006. This information supplemented the performance information provided to the Board at each of its quarterly meetings. Based on their review at the May Meeting, the Board Members determined that the Fund's investment performance over time had been satisfactory.

C. FEES, EXPENSES & PROFITABILITY
   1. Fees & Expenses

    During the annual review, the Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for the Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

    Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the size of a fund relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. The Board Members also considered the differences in the use of leverage. The Board Members also noted the limited Peer Groups available for the Nuveen funds with multi-sleeves of investments (e.g., the Fund, the Nuveen Multi-Strategy Income and Growth Fund, the Nuveen Multi-Strategy Income and Growth Fund 2 and the Nuveen Tax Advantaged Total Return Strategy Fund). Based on their review of the fee and expense information provided, the Board Members determined that the Fund's net total expense ratio was within an acceptable range compared to peers.

   2. Comparisons with the Fees of Other Clients

    At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. Such clients include NAM's separately managed accounts and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Fund. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Fund operates in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Board Members believe such facts justify the different levels of fees.

    With respect to the Sub-Advisers, in considering the fees of a Sub-Adviser, the Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients, as applicable. With respect to Symphony, the Board Members also reviewed the generally higher fees for equity and taxable fixed income hedge funds and hedge accounts it manages, which include a performance fee. With respect to Sub-Advisers unaffiliated with Nuveen, such as Security Capital and Wellington, the Board Members noted that such fees were the result of arm's-length negotiations.

   3. Profitability of Fund Advisers

    In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen's corporate finance group. The Board Members considered Nuveen's profitability compared with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

    In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen's methodology at the annual review and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen's increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided. With respect to sub-advisers unaffiliated with Nuveen, such as Security Capital and Wellington, the Board Members also considered each such Sub-Adviser's revenues from serving as Sub-Adviser to the Fund, expenses (including the basis for allocating expenses) and profitability margins (pre- and post-tax). Based on their review, the Board Members were satisfied that the respective Fund Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangement of the Fund, the Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. ECONOMIES OF SCALE & WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of the Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D--"Approval of the New Investment Management Agreement and New Sub-Advisory Agreements--Economies of Scale and Whether Fee Levels Reflect These Economies of Scale" for information regarding subsequent modifications to the complex-wide fee.

E. INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

With respect to NWQ and Security Capital, the Board Members considered that such Sub-Advisers may benefit from their soft dollar arrangements pursuant to which the respective Sub-Adviser receives research from brokers that execute the Fund's portfolio transactions. With respect to Wellington, the Board Members noted that while Wellington does have some soft dollar arrangements with respect to some of its agency trades, the trades in fixed income securities held by the Fund are done on a principal basis. For these Sub-Advisers, the Board Members noted that such Sub-Advisers' profitability may be lower if they were required to pay for this research with hard dollars.

With respect to Symphony, the Board also considered that such Sub-Adviser currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management and Original Sub-Advisory Agreements are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund and that the Original Investment Management Agreement and the Original Sub-Advisory Agreements be renewed.

II. APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT & NEW SUB-ADVISORY AGREEMENTS

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate the Original Investment Management Agreement and the Original Sub-Advisory Agreements. Accordingly, at the July Meeting, the Board of the Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreement and New Sub-Advisory Agreements on behalf of the Fund. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen's financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP's general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreement and New Sub-Advisory Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

- the structure and terms of the Transaction, including MDP's co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

- the strategic plan for Nuveen following the Transaction;

- the governance structure for Nuveen following the Transaction;

- any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM's and Nuveen's day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Fund;

- any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

- any anticipated effect on the Fund's expense ratio (including advisory fees) following the Transaction;

- any benefits or undue burdens imposed on the Fund as a result of the Transaction;

- any legal issues for the Fund as a result of the Transaction;

- the nature, quality and extent of services expected to be provided to the Fund following the Transaction, changes to any existing services and policies affecting the Fund, and cost-cutting efforts, if any, that may impact such services or policies;

- any conflicts of interest that may arise for Nuveen or MDP with respect to the Fund;

- the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

- from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Fund; (c) the costs of the services and profits to be realized by Nuveen and its affiliates;
(d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, during the past year, the Board Members had completed their annual review of the Original Investment Management Agreement and Original Sub-Advisory Agreements and many of the factors considered at such reviews were applicable to their evaluation of the New Investment Management Agreement and New Sub-Advisory Agreements. Accordingly, in evaluating such agreements, the Board Members relied upon their knowledge and experience with the Fund Advisers and considered the information received and their evaluations and conclusions drawn at the reviews. While the Board

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of the Fund.

A. NATURE, EXTENT & QUALITY OF SERVICES

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Adviser under the applicable New Investment Management Agreement or New Sub-Advisory Agreement, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM and each Sub-Adviser (if applicable); the potential implications of regulatory restrictions on the Fund following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The Board noted that the terms of the New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the respective Original Sub-Advisory Agreement relating to the Fund. The Board considered that the services to be provided and the standard of care under the New Investment Advisory Agreement and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction does not alter the allocation of responsibilities between the Adviser and each Sub-Adviser. Each Sub-Adviser will continue to furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund's investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and subject to oversight of the Board and the Adviser. The Board Members further noted that key personnel of the Adviser or Sub-Adviser who have responsibility for the Fund in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding any anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen's infrastructure (including at the affiliated sub-adviser level) or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP's representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Fund Advisers is expected.

In addition to the above, the Board Members considered potential changes in the operations of the Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Fund's transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Fund from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds' ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds' operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds' historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch's affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP's or Merrill Lynch's status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund's ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by the respective Fund Adviser and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreement and New Sub-Advisory Agreements.

B. PERFORMANCE OF THE FUND

With respect to the performance of the Fund, the Board considered that the portfolio management personnel responsible for the management of the Fund's portfolio were expected to continue to manage the portfolio following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting, as described above, and determined the Fund's performance was satisfactory or better. The Board Members further noted that the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreement and New Sub-Advisory Agreements.

C. FEES, EXPENSES & PROFITABILITY

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Fund, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the Fund's advisory fees and expenses were reasonable. In evaluating the profitability of the Fund Adviser under the New Investment Management Agreement and New Sub-Advisory Agreements, the Board Members considered their conclusions at their prior reviews and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee for NAM is composed of two components -- a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreement to be paid to NAM is identical to that under the Original Investment Management Agreement, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreement. Accordingly, the terms of the complex-wide component under the New Investment Management Agreement are the same as under the Original Investment Management Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels. Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.
In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

in overall management fees under the complex-wide fee schedule. Taking into consideration the Board's prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability for its advisory activities (which includes its affiliated sub-advisers), at the recent annual review, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities continues to be reasonable.

With respect to the Sub-Advisers, the fees paid under each New Sub-Advisory Agreement are the same as the respective Original Sub-Advisory Agreement. With respect to sub-advisers unaffiliated with Nuveen, such as Security Capital and Wellington, the Board Members considered each such Sub-Adviser's revenues from serving as Sub-Adviser to the Fund, expenses (including the basis for allocating expenses) and profitability margins (pre- and post-tax) at the annual review. The Transaction is not anticipated to affect the profitability of such Sub-Advisers. At the annual review, the Board Members were satisfied that the respective Fund Adviser's level of profitability was reasonable in light of the services provided. Taking into account the Board's prior evaluation and the fact that sub-advisory fees will not change, the Board Members were satisfied that the respective Fund Advisers' levels of profitability were reasonable in light of the services provided.

D. ECONOMIES OF SCALE & WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of the Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreement and these same terms will apply to the New Investment Management Agreement. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. INDIRECT BENEFITS

During their recent annual review, the Board Members considered any indirect benefits that the Fund Adviser may receive as a result of its relationship with the Fund, as described above. As the policies and operations of the Fund Advisers are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by the Fund Adviser or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Fund under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Fund as a result of the Transaction or transact any business with or on behalf of the Fund (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Fund as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

F. OTHER CONSIDERATIONS

In addition to the factors above, the Board Members also considered the following with respect to the Fund:

- Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser and (ii) an "unfair burden" (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period; (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that each adviser/portfolio team affiliated with Nuveen shall not cause the Fund (or sleeves thereof) and other Nuveen funds that the team manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what such team has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other "minority owners" to fill the void necessitated by not being able to use Merrill Lynch).

- The Fund would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreement or New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the Fund).

- The reputation, financial strength and resources of MDP.

- The long-term investment philosophy of MDP and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

- The benefits to the Nuveen funds as a result of the Transaction including: (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen's distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP's experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

- The historic premium and discount levels at which the shares of the Nuveen funds have traded at specified dates with particular focus on the premiums and discounts after the announcement of the Transaction, taking into consideration recent volatile market conditions and steps or initiatives considered or undertaken by NAM to address discount levels.

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

G. CONCLUSION

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreement and New Sub-Advisory Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to the Fund and that the New Investment Management Agreement and New Sub-Advisory Agreements should be approved and recommended to shareholders.

III. APPROVAL OF INTERIM CONTRACTS

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreement and Interim Sub-Advisory Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreement and Interim Sub-Advisory Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreement and New Sub-Advisory Agreements. The terms of the Interim Investment Management Agreement and each Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Investment Management Agreement and each Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the Original Investment Management Agreement and respective Original Sub-Advisory Agreement.

Reinvest Automatically
   EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Net Asset Value (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

                                                                        NOTES

                                                                        NOTES

                                                                        NOTES

   OTHER USEFUL INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Board of Trustees
Robert P. Bremner
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carol E. Stone

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-----------------------------------------------------------------------
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs. Managing $172 billion in assets, as of June 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
                                                                     ESA-B-0607D

Learn more about Nuveen Funds at:   WWW.NUVEEN.COM/CEF

                                    Share prices
                                    Fund details
                                    Daily financial news
                                    Investor education
                                    Interactive planning tools

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund

By (Signature and Title)*   /s/ Kevin J. McCarthy
                            ---------------------------------------
                            Kevin J. McCarthy
                            Vice President and Secretary

Date: September 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Gifford R. Zimmerman
                            ---------------------------------------
                            Gifford R. Zimmerman
                            Chief Administrative Officer
                            (principal executive officer)

Date: September 6, 2007

By (Signature and Title)*   /s/ Stephen D. Foy
                            ---------------------------------------
                            Stephen D. Foy
                            Vice President and Controller
                            (principal financial officer)

Date: September 6, 2007

* Print the name and title of each signing officer under his or her signature.